Exhibit 10.1

EXECUTION COPY (CONFORMED)

TIDEWATER INC.

and

CERTAIN SUBSIDIARIES

$500,000,000

Aggregate Principal Amount

Senior Notes

$123,000,000 4.26% Senior Notes, Series 2013-A, due November 16, 2020

$250,000,000 5.01% Senior Notes, Series 2013-B, due November 15, 2023

$127,000,000 5.16% Senior Notes, Series 2013-C, due November 17, 2025

NOTE PURCHASE AGREEMENT

Dated as of September 30, 2013

Series 2013-A: 88643@ AN6

Series 2013-B: 88643@ AP1

Series 2013-C: 88643@ AQ9

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6.	REPRESENTATIONS OF THE PURCHASERS		12
	6.1.	Purchase for Investment	12
	6.2.	Source of Funds	13

7.	INFORMATION AS TO OBLIGORS		14
	7.1.	Financial and Business Information	14
	7.2.	Officer’s Certificate	17
	7.3.	Electronic Delivery	17
	7.4.	Inspection	18

8.	PREPAYMENT OF THE NOTES		18
	8.1.	No Scheduled Prepayments	18
	8.2.	Optional Prepayments with Make-Whole Amount	18
	8.3.	Mandatory Offer to Prepay Upon Change of Control	19
	8.4.	Allocation of Partial Prepayments	21
	8.5.	Maturity; Surrender, etc.	21
	8.6.	Purchase of Notes	21
	8.7.	Make-Whole Amount	21

9.	AFFIRMATIVE COVENANTS		23
	9.1.	Compliance with Law	23
	9.2.	Insurance	23
	9.3.	Maintenance of Properties	23
	9.4.	Payment of Taxes	24
	9.5.	Corporate Existence, etc.	24
	9.6.	Books and Records	24
	9.7.	Agreement to Secure Notes Equally	24
	9.8.	Subsidiary Guaranty; Release	25

10.	NEGATIVE COVENANTS		25
	10.1.	Financial Covenants	26
	10.2.	Priority Debt	26
	10.3.	Indebtedness of Subsidiaries	26
	10.4.	Liens	27
	10.5.	Mergers, Consolidations, etc.	29
	10.6.	Sale of Assets	30
	10.7.	Nature of Business	31
	10.8.	Transactions with Affiliates	31
	10.9.	Terrorism Sanctions Regulations	31

11.	EVENTS OF DEFAULT		31

12.	REMEDIES ON DEFAULT, ETC.		33
	12.1.	Acceleration	33
	12.2.	Other Remedies	34
	12.3.	Rescission	34
	12.4.	No Waivers or Election of Remedies, Expenses, etc.	35

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		35
	13.1.	Registration of Notes	35
	13.2.	Transfer and Exchange of Notes	35
	13.3.	Replacement of Notes	36

14.	PAYMENTS ON NOTES		36
	14.1.	Place of Payment	36
	14.2.	Home Office Payment	36

15.	EXPENSES, ETC.		37
	15.1.	Transaction Expenses	37
	15.2.	Survival	37

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT		37

17.	AMENDMENT AND WAIVER		38
	17.1.	Requirements	38
	17.2.	Solicitation of Holders of Notes	38
	17.3.	Binding Effect, etc.	39
	17.4.	Notes held by Obligors, etc.	39

18.	NOTICES		39

19.	REPRODUCTION OF DOCUMENTS		40

20.	CONFIDENTIAL INFORMATION		40

21.	SUBSTITUTION OF PURCHASER		41

22.	MISCELLANEOUS		42
	22.1.	Successors and Assigns	42
	22.2.	Accounting Terms	42
	22.3.	Payments Due on Non-Business Days	42
	22.4.	Severability	42
	22.5.	Construction	43
	22.6.	Counterparts	43
	22.7.	Governing Law	43
	22.8.	Jurisdiction and Process; Waiver of Jury Trial	43

SCHEDULE A	--	Information Relating to Purchasers
SCHEDULE B	--	Defined Terms
SCHEDULE 4.9	--	Changes in Corporate Structure
SCHEDULE 5.3	--	Disclosure Materials
SCHEDULE 5.4	--	Subsidiaries and Ownership of Subsidiary Stock
SCHEDULE 5.5	--	Financial Statements
SCHEDULE 5.8	--	Certain Litigation
SCHEDULE 5.11	--	Licenses, Permits, etc.
SCHEDULE 5.14	--	Use of Proceeds
SCHEDULE 5.15	--	Indebtedness
SCHEDULE 10.3	--	Indebtedness of Subsidiaries
SCHEDULE 10.4	--	Liens; Sale-Leaseback Arrangements
EXHIBIT 1(a)	--	Form of Series 2013-A Senior Note
EXHIBIT 1(b)	--	Form of Series 2013-B Senior Note
EXHIBIT 1(c)	--	Form of Series 2013-C Senior Note
EXHIBIT 1(d)	--	Form of Subsidiary Guaranty
EXHIBIT 4.4(a)	--	Form of Opinion of Special Counsel for the Obligors
EXHIBIT 4.4(b)	--	Form of Opinion of Special Counsel to the Purchasers

TIDEWATER INC.

AND

CERTAIN SUBSIDIARIES

Pan-American Life Center

601 Poydras Street

New Orleans, LA 70130

(504) 568-1010

Fax: (504) 566-4559

$500,000,000

Aggregate Principal Amount

Senior Notes

$123,000,000 4.26% Senior Notes, Series 2013-A, due November 16, 2020

$250,000,000 5.01% Senior Notes, Series 2013-B, due November 15, 2023

$127,000,000 5.16% Senior Notes, Series 2013-C, due November 17, 2025

Dated as of September 30, 2013

TO EACH OF THE PURCHASERS LISTED IN

THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

TIDEWATER INC., a Delaware corporation (the “Company”), and each Subsidiary of the Company signing the signature page to this Agreement (each such Subsidiary and the Company, an “Obligor,” and collectively the “Obligors”), jointly and severally, agree with you as follows:

1.	AUTHORIZATION OF NOTES.

The Obligors have authorized the issue and sale of $500,000,000 aggregate principal amount of Senior Notes consisting of (i) $123,000,000 aggregate principal amount of their 4.26% Senior Notes, Series 2013-A, due November 16, 2020 (the “2013-A Notes”); (ii) $250,000,000 aggregate principal amount of their 5.01% Senior Notes, Series 2013-B, due November 15, 2023 (the “2013-B Notes”); and (iii) $127,000,000 aggregate principal amount of their 5.16% Senior Notes, Series 2013-C, due November 17, 2025 (the “2013-C Notes” and collectively with the 2013-A Notes and the 2013-B Notes, the “Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1(a), 1(b) or 1(c), as appropriate, with such changes therefrom, if any, as may be approved by you, the Other Purchasers and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes will be guaranteed by any Subsidiary that is not an Obligor and in the future becomes a guarantor of, or otherwise becomes obligated in respect of, any Indebtedness to banks under the Credit Agreement (individually, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) pursuant to a guaranty in substantially the form of Exhibit 1(d) (the “Subsidiary Guaranty”). The Notes will be unsecured and will rank pari passu with the Obligors’ Indebtedness to banks under the Credit Agreement and with all other senior unsecured Indebtedness of the Obligors.

2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Obligors, at each Closing provided for in Section 3, Notes in the principal amount and series specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no obligation and no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.	CLOSING.

The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Foley & Larder LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60654-5313, at 9:00 a.m., at closings on September 30, 2013 (the “First Closing”) and on November 15, 2013 (the “Second Closing” and, together with the First Closing, the “Closing”) or on such other Business Day thereafter as may be agreed upon by the Obligors and you and the Other Purchasers. At each Closing the Obligors will deliver to you the Notes to be purchased by you at such Closing in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to account number 304607517, FBO: Tidewater, Inc. at JPMorgan Chase Bank N.A., New York, New York, ABA No. 021000021. If at the applicable Closing the Obligors fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at each Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following conditions:

4.1.	Representations and Warranties.

The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of such Closing.

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4.2.	Performance; No Default.

The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at such Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.	Compliance Certificates.

(a)    Officer’s Certificate. The Obligors shall have delivered to you an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)    Secretary’s Certificate. The Company and each other Obligor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4.	Opinions of Counsel.

You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing (a) from Jones Walker LLP, special counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Obligors instruct their counsel to deliver such opinion to you) and (b) from Foley & Lardner LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.	Purchase Permitted By Applicable Law, etc.

On the date of each Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.	Sale of Other Notes.

Contemporaneously with each Closing the Obligors shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at such Closing as specified in Schedule A.

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4.7.	Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before each Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to such Closing.

4.8.	Private Placement Numbers.

Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Foley & Lardner LLP for each series of the Notes.

4.9.	Changes in Corporate Structure.

Except as specified in Schedule 4.9, no Obligor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.	Credit Agreement.

You and your special counsel shall have been provided with a copy of the Credit Agreement as currently in effect.

4.11.	Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.12.	Funding Instructions.

At least three Business Days prior to the date of each Closing, you shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

5.	REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

The Obligors, jointly and severally, represent and warrant to you that:

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5.1.	Organization; Power and Authority.

Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.	Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.	Disclosure.

The Obligors, through their agents, J.P. Morgan Securities Inc. and DNB Markets Inc., have delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated August 2013 (the “Memorandum”), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since March 31, 2013, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary, except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4.	Organization and Ownership of Shares of Subsidiaries.

(a)    Schedule 5.4 is (except as noted therein) a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is an Obligor.

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(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)    Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5.	Financial Statements.

The Obligors have delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.	Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by each Obligor of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any other Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which any Obligor or any other Subsidiary is bound or by which any Obligor or any other Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any other Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any other Subsidiary.

5.7.	Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or the Notes.

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5.8.	Litigation; Observance of Statutes and Orders.

(a)    Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Obligors, threatened against or affecting any Obligor or any other Subsidiary or any property of any Obligor or any other Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)    No Obligor or any other Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.	Taxes.

The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes, shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax returns of the Company and its Subsidiaries have been audited by the Internal Revenue Service, and all taxes shown in such returns or finally determined by the Internal Revenue Service to be due have been paid, for all fiscal years up to and including the fiscal year ended March 31, 2009.

5.10.	Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.	Licenses, Permits, etc.

Except as disclosed in Schedule 5.11, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

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5.12.	Compliance with ERISA.

(a)    The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans) that is a defined benefit pension plan qualified under Code Section 401(a), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that, individually or in the aggregate, is Material. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)    The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)    The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material or has been disclosed in the most recent audited consolidated financial statements of the Company and its Subsidiaries.

(e)    The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax would be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first

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sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.	Private Offering by the Company.

No Obligor or anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 65 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Obligor or anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.	Use of Proceeds; Margin Regulations.

The Obligors will apply the proceeds of the sale of the Notes for general corporate purposes, to repay Indebtedness and to fund capital expenditures as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15.	Existing Indebtedness.

Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2013 and the date hereof, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that is outstanding in an aggregate principal amount in excess of $5,000,000 and that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.	Foreign Assets Control Regulations, etc.

(a)    Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the

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Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program in violation of any applicable law or regulation, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions in violation of any applicable law or regulation.

(b)     No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, in violation of any applicable law or regulation, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c)     To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d)    (1)     Neither the Company nor any Controlled Entity , except to the extent previously disclosed in the Company’s reports on SEC Form 10-K or 10-Q filed with the SEC, (i) has been charged with, or convicted of bribery or any other anti-

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corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2)     To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, except to the extent permitted by applicable law or regulation, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3)     No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future provisions of the U.S. Foreign Corrupt Practices Act.

5.17.	Status under Certain Statutes.

No Obligor or any other Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.	Environmental Matters.

No Obligor or any other Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Obligor or any other Subsidiary or any of their respective real properties now or formerly owned,

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leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

(a)     no Obligor or any other Subsidiary has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

(b)     no Obligor or any other Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

(c)     all buildings on all real properties now owned, leased or operated by any Obligor or any other Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

5.19.	Solvency of Obligors.

After giving effect to the transactions contemplated herein, (i) the present fair salable value of the assets of each Obligor is in excess of the amount that will be required to pay its probable liability on its existing debts as said debts become absolute and matured, (ii) each Obligor has received reasonably equivalent value for executing and delivering this Agreement and issuing and selling the Notes, (iii) the property remaining in the hands of each Obligor is not an unreasonably small amount of capital, and (iv) each Obligor is able to pay its debts as they mature.

6.	REPRESENTATIONS OF THE PURCHASERS.

6.1.	Purchase for Investment.

You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes. You represent that you are an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

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6.2.	Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a)     the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95- 60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

(b)     the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)     the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued August 12, 1991) and, except as you have disclosed to the Obligors in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)     the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Obligors that would cause the QPAM and the Obligors to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit

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plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Obligors in writing pursuant to this clause (d); or

(e)     the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I (a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Obligors and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Obligors in writing pursuant to this clause (e); or

(f)     the Source is a governmental plan; or

(g)     the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this paragraph (g); or

(h)     the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.	INFORMATION AS TO OBLIGORS.

7.1.	Financial and Business Information

The Obligors will deliver to each holder of Notes that is an Institutional Investor:

(a)     Quarterly Statements -- within 60 days (or such other shorter period within which Quarterly Reports on Form 10-Q are required to be timely filed with the Securities and Exchange Commission, including any extension permitted by Rule 12b-25 of the Exchange Act) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)     a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

(ii)     consolidated statements of earnings and stockholders’ equity of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

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(iii)     consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial condition of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)     Annual Statements -- within 120 days (or such other shorter period within which Annual Reports on Form 10-K are required to be timely filed with the Securities and Exchange Commission, including any extension permitted by Rule 12b-25 of the Exchange Act) after the end of each fiscal year of the Company, duplicate copies of,

(i)     a consolidated balance sheet of the Company and its Subsidiaries, including the Company, as at the end of such year, and

(ii)     consolidated statements of income, shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial condition of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)     SEC and Other Reports -- promptly upon their becoming publicly available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (other than a Registration Statement on Form S-8) that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments (other than one relating sole to employee benefit plans) thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

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(d)     Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

(e)     ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)     with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)     the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)     any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f)     Notice of Additional Borrowers or Guarantors -- promptly, and in any event within five Business Days after any Subsidiary becomes a borrower or guarantor of Indebtedness in respect of the Credit Agreement, a written notice (which may be given by e-mail) specifying the name of such additional borrower or guarantor and the date that such borrower or guarantor was added as a borrower or guarantor in respect of the Credit Agreement; and

(g)     Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Obligors or any other Subsidiary or relating to the ability of the Obligors to perform their obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

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7.2.	Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)     Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.1 through Section 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)     Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

7.3.	Electronic Delivery.

Financial statements, opinions of independent certified public accountants, other information and officers’ certificates required to be delivered by the Obligors pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if any of the following, to the extent applicable, are satisfied: (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are delivered to you and each other holder of Notes by e-mail, (ii) the Company shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or (b) as the case may be, with the SEC on “EDGAR” and shall have made such form and the related certificate satisfying the requirements of Section 7.2 available on its home page on the worldwide web (at the date of this Agreement located at http://www.tdw.com) and delivered notice of such filing by e-mail to each holder containing direct and clickable links to such form and the related certificate, (iii) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access or (iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on “EDGAR” and shall have made such items available on its home page on the worldwide web or if any of such items are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that upon request of any holder, the Obligors will thereafter deliver written copies of such forms, financial statements, other information and certificates to such holder.

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7.4.	Inspection.

The Obligors shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligors, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld), to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default -- if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Obligors and any other Subsidiaries), all at such times and as often as may be requested.

8.	PREPAYMENT OF THE NOTES.

8.1.	No Scheduled Prepayments.

No regularly scheduled prepayments are due on the Notes prior to their stated maturity.

8.2.	Optional Prepayments with Make-Whole Amount.

(a) The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series in an amount not less than $5,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Obligors will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the

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prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b)     Anything in Section 8.2(a) to the contrary notwithstanding, during the continuance of a Default or Event of Default, the Company may prepay less than all of the outstanding Notes pursuant to Section 8.2(a) only if such prepayment is allocated among all of the series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes in each such series not theretofore called for prepayment.

8.3.	Mandatory Offer to Prepay Upon Change of Control.

(a)     Notice of Change of Control or Control Event -- The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.3. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.

(b)     Condition to Company Action -- The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 10 Business Days prior to the consummation of such Change of Control it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with the consummation of such Change of Control, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

(c)     Offer to Prepay Notes -- The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”) which date shall reflect with respect to an offer contemplated by paragraph (b) of this Section 8.3, the Company’s reasonable estimate of the date upon which the Change of Control is to be consummated. If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 60 days after the date of such offer.

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(d)     Acceptance; Rejection -- A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company on or before the date specified in the certificate described in paragraph (g) of this Section 8.3. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.

(e)     Prepayment -- Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.

(f)     Deferral Pending Change of Control -- The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3; provided that no new offer to prepay shall be required if the Company has determined that the efforts to effect a Change of Control have ceased or been abandoned.

(g)     Officer’s Certificate -- Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled, (vi) in reasonable detail, the nature and date or proposed date of the Change of Control and (vii) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which date shall not be earlier than five Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to Section 8.3(b), the date of the action referred to in Section 8.3(b).

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8.4.	Allocation of Partial Prepayments.

In the case of each partial prepayment of Notes of a series pursuant to Section 8.2(a), the principal amount of the Notes of the series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5.	Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6.	Purchase of Notes.

The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any series except (a) upon the payment or prepayment of the Notes of a series in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Obligors or an Affiliate pro rata to the holders of all Notes of a series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 25% of the principal amount of the Notes of a series then outstanding accept such offer, the Obligors shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such series of such offer shall be extended by the number of days necessary to give each such remaining holder at least ten Business Days from its receipt of such notice to accept such offer. The Obligors will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7.	Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

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“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

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“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2(a) or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2(a) or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.	AFFIRMATIVE COVENANTS.

The Obligors, jointly and severally, covenant that from the date of this Agreement and for so long as any of the Notes are outstanding:

9.1.	Compliance with Law.

Each Obligor will, and will cause each other Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.2.	Insurance.

Each Obligor will, and will cause each other Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.	Maintenance of Properties.

Each Obligor will, and will cause each other Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any other Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company

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has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.4.	Payment of Taxes.

Each Obligor will, and will cause each other Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that no Obligor or any other Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by any Obligor or such other Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries, taken as a whole.

9.5.	Corporate Existence, etc.

Subject to Sections 10.5 and 10.6, each Obligor will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.5 and 10.6, the Obligors will at all times preserve and keep in full force and effect the corporate existence of each other Subsidiary (unless merged into an Obligor or a Wholly Owned Subsidiary) and all rights and franchises of the Obligors and the other Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect a particular corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.6.	Books and Records.

Each Obligor will, and will cause each other Subsidiary to, maintain proper books of record and account (a) sufficient to permit the preparation of financial statements in material conformity with GAAP and (b) in conformity with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Obligors or such Subsidiary, as the case may be.

9.7.	Agreement to Secure Notes Equally.

If any Obligor or any Subsidiary creates, assumes or incurs any Lien upon any of its property or assets for the benefit of any lender under its Credit Agreement (unless prior written consent to such creation, assumption or incurrence shall have been obtained pursuant to Section 17), the Obligors will cause to be made effective a provision whereby the holders of the Notes will be secured equally and ratably with the Liens under the Credit Agreement and the Obligors will cause to be delivered to each holder of Notes such security agreements and other documents required to establish and perfect the Liens required to be granted to the holders of Notes under this Section 9.7, which shall be substantially similar to the security agreements and documents delivered pursuant to the Credit Agreement.

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9.8.	Subsidiary Guaranty; Release.

(a)     Subsidiary Guarantors. The Obligors will cause each Subsidiary that is not an Obligor that, on or after the date of the First Closing, becomes a borrower or guarantor of Indebtedness in respect of the Credit Agreement, on the date of the First Closing or within 30 days of its thereafter becoming a co-obligor, borrower or a guarantor of Indebtedness in respect of the Credit Agreement to execute and deliver or become a party to the Subsidiary Guaranty, and shall deliver to each holder of Notes:

(i)     an executed counterpart of the Subsidiary Guaranty, or, if the Subsidiary Guaranty has been previously executed and delivered, an executed counterpart of a Joinder thereto;

(ii)    copies of the authorizing resolutions, charter, bylaws and other constitutive documents of such Subsidiary in substantially the same form as those delivered under the Credit Agreement; and

(iii)     an opinion of independent counsel in form and substance substantially similar to the opinion delivered under the Credit Agreement.

(b)     Release of Subsidiary Guarantor. Each holder of a Note fully releases and discharges from the Subsidiary Guaranty a Subsidiary Guarantor, immediately and without any further act, upon such Subsidiary Guarantor being released and discharged as a co-obligor, borrower or guarantor under and in respect of the Credit Agreement; provided that (i) no Default or Event of Default exists or will exist immediately following such release and discharge; (ii) if any fee or other consideration is paid or given to any holder of Indebtedness under the Credit Agreement in connection with such release, other than the repayment of all or a portion of such Indebtedness under the Credit Agreement, each holder of a Note receives equivalent consideration on a pro rata basis; and (iii) at the time of such release and discharge, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying (x) that such Subsidiary Guarantor has been or is being released and discharged as a co-obligor, borrower or guarantor under and in respect of the Credit Agreement and (y) as to the matters set forth in clauses (i) and (ii). Any outstanding Indebtedness of a Subsidiary Guarantor shall be deemed to have been incurred by such Subsidiary Guarantor as of the date it is released and discharged from the Subsidiary Guaranty.

10.	NEGATIVE COVENANTS.

The Obligors, jointly and severally, covenant that from the date of this Agreement and for so long as any of the Notes are outstanding:

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10.1.	Financial Covenants.

(a)     Consolidated Debt. The Obligors will not permit Consolidated Debt (determined as of the end of the Company’s most recently completed fiscal quarter) to exceed 55% of Consolidated Total Capitalization (determined as of the end of the Company’s most recently completed fiscal quarter).

(b)     Consolidated Interest Coverage. The Obligors will not permit the ratio of Consolidated EBITDA to Consolidated Interest Charges (in each case for the Company’s then most recently completed four fiscal quarters) to be less than 3.00 to 1.00 at any time.

10.2.	Priority Debt.

The Obligors will not at any time permit Priority Debt to exceed 20% of Consolidated Net Worth (determined as of the end of the Company’s most recently completed fiscal quarter).

10.3.	Indebtedness of Subsidiaries.

The Obligors will not at any time permit any other Subsidiary, directly or indirectly, to create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable for, any Indebtedness other than:

(a)     Indebtedness outstanding on the date hereof that is described on Schedule 10.3 and any extension, renewal, refunding or refinancing thereof, provided that the principal amount outstanding at the time of such extension, renewal, refunding or refinancing is not increased;

(b)     Indebtedness owed to an Obligor or a Wholly Owned Subsidiary;

(c)     Guaranties (i) by a Subsidiary of Indebtedness of another Subsidiary or (ii) by a Subsidiary Guarantor of Indebtedness of the Company, but only in the case of clause (ii) if there exists with respect to such Guaranty an intercreditor agreement between the holders of such Indebtedness of the Company and the holders of the outstanding Notes providing for the pari passu sharing of any payments received from such Subsidiary Guarantor;

(d)     Indebtedness of a Subsidiary outstanding at the time of its acquisition by an Obligor, provided that (i) such Indebtedness was not incurred in contemplation of becoming a Subsidiary, and (ii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default exists or would exist;

(e)     Indebtedness not otherwise permitted by the preceding clauses (a) through (d), provided that immediately before and after giving effect thereto and to the application of the proceeds thereof,

(i)     no Default or Event of Default exists, and

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(ii)     Priority Debt does not exceed 20% of Consolidated Net Worth.

10.4.	Liens.

The Obligors will not, and will not permit any other Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

(a)     Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

(b)     any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

(c)     Liens imposed by law or incidental to the conduct of business or the ownership of properties and assets (including landlords’, lessors’, carriers’, operators’, warehousemen’s, mechanics’, materialmen’s and other similar Liens and maritime Liens and privileges) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security laws or similar legislation), deposits to secure the performance of bids, trade contracts and leases, surety or appeal bonds or performance bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

(d)     encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto or which relate only to assets that in the aggregate are not Material;

(e)     Liens existing on property or assets of the Obligors or any other Subsidiary as of the date of this Agreement that are described in Schedule 10.4;

(f)     Liens securing Indebtedness of a Subsidiary to any Obligor or to another Wholly Owned Subsidiary;

(g)     Liens (i) existing on property at the time of its acquisition by an Obligor or a Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Obligor or a Subsidiary; or (ii) on property created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or development thereof to secure or provide for all or a portion of the purchase price or cost of the acquisition, construction or development of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Company or a Subsidiary and not

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created in contemplation thereof; provided that in the case of clauses (i), (ii) and (iii) such Liens do not extend to additional property of the Company or any Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into such transaction has been delegated by the board of directors of the Company) of the property subject thereto;

(h)     Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (e) and (g), provided that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist;

(i)     Liens resulting from maritime attachments and seizures in respect of maritime claims (i) for which a bond, letter of credit or other security is provided within 45 days of receipt of notice of such attachment or seizure and (ii) which would not reasonably be expected to have a Material Adverse Effect;

(j)     Liens securing judgments for the payment of money not constituting an Event of Default under Section 11(i);

(k)     Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(l)     Liens in respect of any synthetic lease obligations, but solely to the extent such synthetic lease obligations do not constitute Priority Debt under the 2003 Note Purchase Agreement;

(m)     Liens in respect of the sale-leaseback arrangements set forth on Schedule 10.4 (including any replacements thereof), but solely to the extent such sale-leaseback arrangements do not constitute Priority Debt under the 2003 Note Purchase Agreement; provided that in the event of any replacement (i) the property covered by the Lien is not changed, (ii) the amount secured or benefited thereby is based on the current appraised value and (iii) the direct or any contingent obligor with respect thereto is an Obligor;

(n)     Liens on assets or property of any Subsidiary (other than any Obligor) securing Indebtedness or other obligations of such Subsidiary owing to any Obligor or another Subsidiary;

(o)     Construction or inchoate Liens securing progress payments on vessels under construction;

(p)     Liens securing obligations and other liabilities arising in the ordinary course of business; provided that such obligations and liabilities do not constitute Indebtedness; and provided further that the aggregate book value of the assets that are subject to such Liens shall not exceed $10,000,000 at any time; and

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(q)     Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (p) of this Section 10.4, provided that, at the time of creation, assumption or incurrence thereof and immediately after giving effect thereto and to the application of the proceeds therefrom, Priority Debt does not exceed 20% of Consolidated Net Worth.

10.5.	Mergers, Consolidations, etc.

The Obligors will not, and will not permit any other Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

(a)     any Obligor may consolidate or merge with any other Obligor or other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any other Obligor or any other Person, provided that:

(i)     the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of an Obligor as an entirety, as the case may be, is a solvent corporation, general partnership, limited partnership or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if an Obligor is not such survivor or Person, such survivor or Person shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes;

(ii)     after giving effect to such transaction, no Default or Event of Default shall exist; and

(iii)     after giving effect to such transaction, the Obligors or such successor, survivor or Person could incur at least $1.00 of additional Indebtedness; and

(b)     any other Subsidiary may (x) merge into an Obligor (provided that the Obligor is the surviving corporation) or another Wholly Owned Subsidiary or (y) sell, transfer or lease all or any part of its assets to an Obligor or another Wholly Owned Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.6 or, as a result of which, such Person becomes a Subsidiary; provided in each instance set forth in clauses (x) through (z) that, immediately after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of any Obligor shall have the effect of releasing such Obligor or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.5 from its liability under this Agreement or the Notes.

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10.6.	Sale of Assets.

Except as permitted by Section 10.5, the Obligors will not, and will not permit any other Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, including capital stock of Subsidiaries, in one or a series of transactions, to any Person, other than:

(a)     Dispositions in the ordinary course of business, including the demise charter, time charter and bareboat charter of any vessel;

(b)     Dispositions by a Subsidiary that is not an Obligor to an Obligor or another Wholly Owned Subsidiary or by an Obligor to another Obligor;

(c)     the sale-leaseback arrangements set forth on Schedule 10.4 (including any replacements thereo permitted pursuant to Section 10.4(m));

(d)     Dispositions of the equity interests or assets of a Subsidiary in connection with investments in a joint venture; provided that the aggregate amount of all such investments at any time outstanding shall not exceed $100,000,000; or

(e)     Dispositions not otherwise permitted by clauses (a), (b), (c) or (d) of this Section 10.6, provided that the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this Section 10.6(e) does not exceed 15% of Consolidated Total Assets as of the end of the immediately preceding fiscal year.

Notwithstanding the foregoing, the Obligors may, or may permit any other Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (e) of the preceding sentence to the extent that the net proceeds from such Disposition are within 365 days of such Disposition (A) reinvested in tangible assets to be used in the existing business of an Obligor or another Subsidiary, including the refurbishment of existing or new vessels, or (B) applied to the payment or prepayment of the Notes or any other outstanding Indebtedness of the Obligors or any other Subsidiary ranking pari passu with or senior to the Notes (other than Indebtedness owing to an Obligor, any other Subsidiary or any Affiliate or in respect of any revolving credit or similar credit facility providing any Obligor or any Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Indebtedness the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Indebtedness). For purposes of foregoing clause (B), the Obligors shall offer to prepay (not less than 30 or more than 60 days following such offer) the Notes on a pro rata basis with such other Indebtedness at a price of 100% of the principal amount of the Notes to be prepaid (without any Make-Whole Amount) together with interest accrued to the date of prepayment; provided that if any holder of the Notes declines such offer, the proceeds that would have been paid to such holder shall be offered pro rata to the other holders of the Notes that have accepted the offer. A failure by a holder of Notes to respond in writing not later than 10 Business Days prior to the proposed prepayment date to an offer to prepay made pursuant to this Section 10.6 shall be deemed to constitute a rejection of such offer by such holder.

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10.7.	Nature of Business.

The Obligors will not, and will not permit any other Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Obligors and the other Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business of the Obligors and the other Subsidiaries, taken as a whole, as described in the Memorandum.

10.8.	Transactions with Affiliates.

The Obligors will not, and will not permit any other Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Obligors or another Subsidiary), except in the ordinary course of business (other than with respect to the formation, structuring and operation of joint ventures) and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Obligors or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.9.	Terrorism Sanctions Regulations.

The Obligors will not and will not permit any Controlled Entity to (a) become an OFAC Listed Person, (b) have any investments in, or engage in any dealings or transactions with, any Blocked Person where such investments, dealings or transactions result in the holder of a Note being in violation of any law or regulation applicable to such holder or (c) knowingly engage in any dealings with any Blocked Person in violation of any applicable law or regulation.

11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)     the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)     the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)     the Obligors default in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.9; or

(d)     the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Obligors receiving written notice of such default from any holder of a Note; or

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(e)     any representation or warranty made in writing by or on behalf of the Obligors or any Subsidiary Guarantor or by any officer of any Obligor or any Subsidiary Guarantor in this Agreement, the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)    (i)   any Obligor or any other Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount in excess of $25,000,000 beyond any period of grace provided with respect thereto, or (ii) any Obligor or any other Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount in excess of $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment; or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) any Obligor or any other Significant Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate principal amount in excess of $25,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

(g)     any Obligor or any other Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)     a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any other Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any other Significant Subsidiary, or any such petition shall be filed against any Obligor or any other Significant Subsidiary and such petition shall not be dismissed within 60 days; or

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(i)     a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 (to the extent not covered by independent third-party insurers that have been notified of the potential claim and do not dispute coverage) are rendered against one or more of the Obligors and any other Significant Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)     if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

(k)     any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1.	Acceleration.

(a)     If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i)

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of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)     If any other Event of Default has occurred and is continuing, any holder or holders of 51% or more in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Obligors, declare all the Notes then outstanding to be immediately due and payable.

(c)     If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Obligors, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.	Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.	Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Obligors, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other

34

than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.	No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.	Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.	Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver, at the Obligors’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), 1(b) or 1(c), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in

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respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.	Replacement of Notes.

Upon receipt by the Obligors of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)     in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $250,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)     in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at their own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.	PAYMENTS ON NOTES.

14.1.	Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.	Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Obligors in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such

36

request, to the Company at its principal executive office or at the place of payment most recently designated by the Obligors pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.	EXPENSES, ETC.

15.1.	Transaction Expenses.

Whether or not the transactions contemplated hereby or by the Subsidiary Guaranty are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or the Subsidiary Guaranty, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or the Subsidiary Guaranty, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any other Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes and by the Subsidiary Guaranty, and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization succeeding to the authority thereof; provided that such costs and expenses in connection with the initial filing under this clause (c) shall not exceed $3,500. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.	Survival.

The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or

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portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Obligors pursuant to this Agreement shall be deemed representations and warranties of the Obligors under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

17.1.	Requirements.

This Agreement, the Notes and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.	Solicitation of Holders of Notes.

(a)     Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)     Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

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(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to any Obligor, any Subsidiary or any Affiliate of any Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

17.3.	Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.	Notes held by Obligors, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i)     if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

(ii)     if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

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(iii)     if to any Obligor or any Subsidiary Guarantor, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closings (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, electronic, digital, or other similar process and you may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of any Obligor or any other Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary or confidential in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by any Obligor or any other Subsidiary, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of any Obligor (if such Person has agreed in writing prior to its receipt of such Confidential

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Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.

Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that (i) any obligations of confidentiality contained herein and therein do not apply and have not applied from the commencement of discussions between the parties to the tax treatment and tax structure of the Notes (and any related transactions or arrangements), and (ii) each party (and each of its employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Notes and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011-4.

21.	SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Obligors of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

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22.	MISCELLANEOUS.

22.1.	Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not.

22.2.	Accounting Terms.

(a)   Generally.   All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b)   Changes in GAAP.   If at any time any change in GAAP (including any change in the interpretation of GAAP or the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in this Agreement, and either the Company or the Required Holders shall so request, the Required Holders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Required Holders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

22.3.	Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.4.	Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

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22.5.	Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.6.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7.	Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.8.	Jurisdiction and Process; Waiver of Jury Trial.

(a)     The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)     The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

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(c)     Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)     THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*     *    *    *    *

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If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Obligors, whereupon the foregoing shall become a binding agreement between you and the Obligors.

Very truly yours,

TIDEWATER INC.

By: /s/ Quinn P. Fanning
Name:	Quinn P. Fanning
Title:	Chief Financial Officer and Executive Vice President

SUBSIDIARIES

CAJUN ACQUISITIONS, L.L.C.
GULF FLEET SUPPLY VESSELS, L.L.C.
HILLIARD OIL & GAS, INC.
JAVA BOAT CORPORATION
POINT MARINE, L.L.C.
QUALITY SHIPYARDS, L.L.C.
S.O.P., INC.
TIDEWATER OFFSHORE (GP-1984), INC.
TIDEWATER MARINE, L.L.C.
TIDEWATER MARINE ALASKA, INC.
TIDEWATER MARINE SAKHALIN, L.L.C.
TIDEWATER MARINE WESTERN, INC.
TIDEWATER MEXICO HOLDING, L.L.C.
TIDEWATER VENTURE, INC.
TWENTY GRAND (BRAZIL), L.L.C.
TWENTY GRAND MARINE SERVICE, L.L.C.
TWENTY GRAND OFFSHORE, L.L.C.
ZAPATA GULF MARINE, L.L.C.

By: /s/ Quinn P. Fanning
Name:	Quinn P. Fanning
Title:	Treasurer

TIDEWATER CORPORATE SERVICES, L.L.C.

By: /s/ Darren J. Vorst
Name:	Darren J. Vorst
Title:	Treasurer

The foregoing is agreed

to as of the date thereof.

COMMERCE AND INDUSTRY INSURANCE COMPANY

UNITED GUARANTY MORTGAGE INDEMNITY COMPANY

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

AGC LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

LEXINGTON INSURANCE COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ David C. Patch
Name:	David C. Patch
Title:	Vice President

S-2

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By: /s/ Timothy S. Collins

Name: Timothy S. Collins
Its Authorized Representative

S-3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Brian N. Thomas
Brian N. Thomas
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Brian N. Thomas
Brian N. Thomas
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

	By:	Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Brian N. Thomas
Brian N. Thomas
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Brian N. Thomas
Brian N. Thomas
Vice President

S-4

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Brian N. Thomas
Brian N. Thomas
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Brian N. Thomas
Brian N. Thomas
Vice President

S-5

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE MUTUAL INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ Christian I. Donoso
Name: Christian I. Donoso
Title: Assistant Signatory

S-6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY

OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: New York Life Investment Management LLC, Its Investment Manager

By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Loyd T. Henderson
	Name:	Loyd T. Henderson
	Title:	Corporate Vice President

S-7

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By: /s/ Jeffrey L. Stainton
Name:	Jeffrey L. Stainton
Title:	Vice President

WESTERN-SOUTHERN LIFE ASSURANCE COMPANY

By: /s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By: /s/ Jeffrey L. Stainton
Name:	Jeffrey L. Stainton
Title:	Vice President

COLUMBUS LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By: /s/ Timothy D. Speed
Name:	Timothy D. Speed
Title:	Assistant Treasurer

INTEGRITY LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By: /s/ Kevin L. Howard
Name:	Kevin L. Howard
Title:	Senior Vice President

THE LAFAYETTE LIFE INSURANCE COMPANY

By: /s/ James J. Vance
Name:	James J. Vance
Title:	Vice President

By: /s/ Kevin L. Howard
Name:	Kevin L. Howard
Title:	Senior Vice President

S-8

AUTO-OWNERS INSURANCE COMPANY

By: /s/ Eileen K. Fhaner
Name: Eileen K. Fhaner
Title: SVP, Treasurer & CFO

By: /s/ Ian Ward
Name: Ian Ward
Title: Senior Vice President

AUTO-OWNERS LIFE INSURANCE COMPANY

By: /s/ Eileen K. Fhaner
Name: Eileen K. Fhaner
Title: SVP, Treasurer & CFO

By: /s/ Ian Ward
Name: Ian Ward
Title: Senior Vice President

WELLS FARGO BANK, N.A.

By: /s/ Corbin Womac
Name: Corbin Womac
Title: Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan

Name: Justin P. Kavan
Title: Vice President

COMPANION LIFE INSURANCE COMPANY

By: /s/ Justin P. Kavan

Name: Justin P. Kavan
Title: An Authorized Signatory

MUTUAL OF OMAHA INSURANCE COMPANY

By: /s/ Justin P. Kavan

Name: Justin P. Kavan
Title: Vice President

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By: /s/ R. Scott Higgins

Name: R. Scott Higgins
Title: Senior Vice President
Sentinel Asset Management

FIREMAN’S FUND INSURANCE COMPANY
By: Allianz Investment Management LLC, as the authorized signatory and investment manager

By: /s/ Brian F. Landry

Name: Brian F. Landry
Title: Assistant Treasurer

ALLIANZ GLOBAL RISKS US INSURANCE COMPANY

By: /s/ Brian F. Landry

Name: Brian F. Landry
Title: Assistant Treasurer

WOODMEN OF THE WORLD INSURANCE SOCIETY

By: /s/ Shawn Bengtson

Name: Shawn Bengtson
Title: Vice President Investment

By: /s/ Damian Howard

Name: Damian Howard
Title: Director Equities

MODERN WOODMEN OF AMERICA

By: /s/ Michael E. Dau

Name: Michael E. Dau
Title: Treasurer & Investment Manager

AMERICAN FAMILY LIFE INSURANCE COMPANY

By: /s/ David L. Voge

Name: David L. Voge
Title: Senior Fixed Income Analyst

BUILDERS INSURANCE (A MUTUAL CAPTIVE COMPANY)

GROUP HEALTH OPTIONS, INC.

GROUP HEALTH COOPERATIVE

PHYSICIANS INSURANCE A MUTUAL COMPANY

FEDERATED RURAL ELECTRIC INSURANCE EXCHANGE

PHARMACISTS MUTUAL INSURANCE COMPANY

THE PHARMACISTS LIFE INSURANCE COMPANY

NORFOLK & DEDHAM MUTUAL FIRE INSURANCE COMPANY

FITCHBURG MUTUAL INSURANCE COMPANY

NATIONAL MUTUAL BENEFIT

By: PRIME ADVISORS, INC., its Attorney-in-Fact

By: /s/ Scott Sell
Name: Scott Sell
Title: Vice President

ASSURITY LIFE INSURANCE COMPANY

By: /s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
COMMERCE AND INDUSTRY INSURANCE COMPANY		$4,700,000

Series 2013-C
Register Notes in the name of: HARE & CO., LLC

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$22,800,000

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

Commerce and Industry Insurance Company (554939)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

Commerce and Industry Insurance Company (554939)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(4)        Address for delivery of Notes:

Schedule A

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A or Free Receive Dept. (via registered mail)

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: COMMERCE AND INDUSTRY INSURANCE COMPANY

Account Number: 554939

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
UNITED GUARANTY MORTGAGE INDEMNITY COMPANY		$500,000

Series 2013-C
Register Notes in the name of: HARE & CO., LLC

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

United Guaranty Mortgage Indemnity Company (1028039130)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

United Guaranty Mortgage Indemnity Company (1028039130)

c/o U.S. Bank N.A.

Fax: Lisa Nadel (202) 261-0810

* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Schedule A

(4)        Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A

New York, N.Y. 10286

For account: U.S. Bank N.A. # 117612

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
UNITED GUARANTY RESIDENTIAL COMPANY		$2,800,000

Series 2013-C
Register Notes in the name of: HARE & CO., LLC

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

United Guaranty Residential Insurance Company (1028783566)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

United Guaranty Residential Insurance Company (1028783566)

c/o U.S. Bank N.A.

Fax: Lisa Nadel (202) 261-0810

* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Schedule A

(4)        Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A

New York, N.Y. 10286

For account: U.S. Bank N.A. # 117612

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
AGC LIFE INSURANCE COMPANY

Series 2013-C
Register Notes in the name of: WATERSHED & CO.

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$50,000,000

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

AGC Life Insurance Company (PA05)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

AGC Life Insurance Company (PA05)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Schedule A

(4)        Address for delivery of Notes:

DTCC

Newport Office Center

570 Washington Blvd.

Jersey City, NJ 07310

Attn: 5th Floor / NY Window / Robert Mendez

Account Name: AGC LIFE INSURANCE COMPANY PHYSICAL

Fund Number: PA05

Contact: Brenda J. Sharp, Phone: (816) 871-9154

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Series 2013-C
Register Notes in the name of: OCEANWHALE & CO.

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$12,700,000

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

The United States Life Insurance Company in the City of New York (PA77)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

The United States Life Insurance Company in the City of New York (PA77)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Schedule A

(4)        Address for delivery of Notes:

DTCC

Newport Office Center

570 Washington Blvd.

Jersey City, NJ 07310

Attn: 5th Floor / NY Window / Robert Mendez

Account Name: AGC LIFE INSURANCE COMPANY PHYSICAL

Fund Number: PA77

Contact: Brenda J. Sharp, Phone: (816) 871-9154

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
LEXINGTON INSURANCE COMPANY

Series 2013-C
Register Notes in the name of: HARE & CO., LLC

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$25,300,000

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

Lexington Insurance Company (554916)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

Lexington Insurance Company (554916)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Schedule A

(4)        Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A or Free Receive Dept. (via registered mail)

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: LEXINGTON INSURANCE COMPANY

Account Number: 554916

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Series 2013-C
Register Notes in the name of: HARE & CO., LLC

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$46,200,000

(1)        All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

[XXXXXXXXX]

(2)        Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)        Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

* Compliance reporting information to:

 AIG Asset Management

 2929 Allen Parkway, A36-04

 Houston, Texas 77019-2155

 Attn: Private Placements - Compliance

 Email: complianceprivateplacements@aig.com

* Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Schedule A

(4)        Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A or Free Receive Dept. (via registered mail)

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Account Number: 260735

(5)        Address for Electronic Delivery: lavonia.kimani@aig.com and/or amy.springs@aig.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

The Northwestern Mutual Life Insurance Company	Series 2013-A	Series 2013-B
$35,000,000

Series 2013-C
$27,900,000

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made, to:

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AP1 (Series 2013-B) or 88643@ AQ9 (Series 2013-C) and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

(3)        All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

(4)        Address for delivery of Notes:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Justin Szalanski

Schedule A

(5)        Address for Electronic Delivery: privateinvest@northwesternmutual.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Northwestern Long Term Care Insurance Company	Series 2013-A	Series 2013-B

Series 2013-C
$2,100,000

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made, to:

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AP1 (Series 2013-B) or 88643@ AQ9 (Series 2013-C) and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

Northwestern Long Term Care Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

(3)        All other communications including any permitted electronic delivery of financial and business information (or any notices related thereto) shall be delivered or mailed to:

Northwestern Long Term Care Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

Schedule A

(4)        Address for delivery of Notes:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Justin Szalanski

(5)        Address for Electronic Delivery: privateinvest@northwesternmutual.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

The Prudential Insurance Company of America	Series 2013-A	Series 2013-B
$11,250,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, Security No. INV11267, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

(3)        Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Oil & Gas

Schedule A

(4)        Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com and pcg.efg-oilgas@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Prudential Annuities Life Assurance Corporation	Series 2013-A	Series 2013-B
$11,850,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, Security No. INV11267, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2) Address for all notices relating to payments:

Prudential Annuities Life Assurance Corporation

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

(3)        Address for all other communications and notices:

Prudential Annuities Life Assurance Corporation

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Oil & Gas

Schedule A

(4)        Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com and pcg.efg-oilgas@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

The Gibraltar Life Insurance Co., Ltd.	Series 2013-A	Series 2013-B
$8,050,000

Series 2013-C

(1)        All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, Security No. INV11267, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, Security No. INV11267, PPN 88643@ AN6” and the due date and application (e.g., type of fee) of the payment being made.

(2)        Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Telephone: 81-3-5501-6680

Facsimile: 81-3-5501-6432

E-mail: mizuho.matsumoto@gib-life.co.jp

Attention: Mizuho Matsumoto, Team Leader of Investment Administration Team

(3)        Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Schedule A

Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)        Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com and pcg.efg-oilgas@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Prudential Retirement Insurance and Annuity Company	Series 2013-A	Series 2013-B
$4,030,000 $1,070,000

Series 2013-C

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

(in the case of payments on account of the Note originally issued in the principal amount of $4,030,000)

[XXXXXXXXX]

(in the case of payments on account of the Note originally issued in the principal amount of $1,070,000)

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, Security No. INV11267, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

(3)        Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Schedule A

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)        Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com and pcg.efg-oilgas@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Prudential Retirement Insurance and Annuity Company	Series 2013-A	Series 2013-B
$3,200,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, Security No. INV11267, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

(3)        Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)        Address for delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Schedule A

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Thomas P. Donahue

Telephone: (214) 720-6202

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com and pcg.efg-oilgas@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Farmers Insurance Exchange	Series 2013-A	Series 2013-B
$7,385,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

Farmers

4680 Wilshire Blvd.

Los Angeles, CA 90010

Attention: Treasury

Treasury:

Treasury Manager

323-932-3450

usw.treasury.farmers@farmersinsurance.com

(3)        Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Oil & Gas

Schedule A

(4)        Address for delivery of Notes:

(a)        Send physical security by nationwide overnight delivery

service to:

Mailing Address (for overnight mail)

JPMorgan Chase Bank, N.A.

Physical Receive Department

4 Chase Metrotech Center

3rd Floor

Brooklyn, NY 11245-0001

Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P13939 - Farmers Insurance Exchange”) and CUSIP information.

(b)        Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com and pcg.efg-oilgas@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Mid Century Insurance Company	Series 2013-A	Series 2013-B
$3,165,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, a reference to “4.26% Senior Notes, Series 2013-A, due November 16, 2020, PPN 88643@ AN6” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)        Address for all notices relating to payments:

Farmers

4680 Wilshire Blvd.

Los Angeles, CA 90010

Attention: Treasury

Treasury:

Treasury Manager

323-932-3450

usw.treasury.farmers@farmersinsurance.com

(3)        Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Oil & Gas

Schedule A

(4)        Address for delivery of Notes:

(a)        Send physical security by nationwide overnight delivery

service to:

Mailing Address (for overnight mail)

JPMorgan Chase Bank, N.A.

Physical Receive Department

4 Chase Metrotech Center

3rd Floor

Brooklyn, NY 11245-0001

Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“G23628 – Mid Century Insurance Company”) and CUSIP information.

(b)        Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)        Address for Electronic Delivery: thomas.donahue@prudential.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Nationwide Life Insurance Company		$24,000,000

	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Nationwide Life Insurance Company

c/o The Bank of New York Mellon

P O Box 19266

Attn: P & I Department

Newark, NJ 07195

With a copy to:

Nationwide Life Insurance Company

Nationwide Investments - Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

(3)        Address for all other communications and notices:

Nationwide Life Insurance Company

Nationwide Investments – Private Placements

E-mail: ooinwpp@nationwide.com

One Nationwide Plaza (1-05-801)

Columbus, OH 43215- 2220

Schedule A

(4)        Address for delivery of the Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Co. Acct #267829

(5)        Address for Electronic Delivery: steve.guile@bnymellon.com and hawkind2@nationwide.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Nationwide Mutual Insurance Company		$10,000,000

	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Nationwide Mutual Insurance Company

c/o The Bank of New York Mellon

P O Box 19266

Attn: P & I Department

Newark, NJ 07195

With a copy to:

Nationwide Mutual Insurance Company

Nationwide Investments - Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

(3)        Address for all other communications and notices:

Nationwide Mutual Insurance Company

Nationwide Investments – Private Placements

E-mail: ooinwpp@nationwide.com

One Nationwide Plaza (1-05-801)

Columbus, OH 43215-2220

Schedule A

(4)        Address for delivery of the Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

F/A/O Nationwide Mutual Insurance Co. Acct #264232

(5)        Address for Electronic Delivery: steve.guile@bnymellon.com and hawkind2@nationwide.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Nationwide Life and Annuity Insurance Company		$10,000,000

	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

All notices of payment on or in respect to the security should be sent to:

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York

P O Box 19266

Attn: P & I Department

Newark, NJ 07195

With a copy to:

Nationwide Life and Annuity Insurance Company

Attn: Nationwide Investments - Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

(3)        Address for all other communications and notices:

Nationwide Life and Annuity Insurance Company

Attn: Nationwide Investments – Private Placements

E-mail: ooinwpp@nationwide.com

One Nationwide Plaza (1-05-801)

Columbus, OH 43215-2220

Schedule A

(4)        Address for delivery of the Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961

(5)        Address for Electronic Delivery: steve.guile@bnymellon.com and hawkind2@nationwide.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)
Series 2013-C

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$900,000

(1)        All payments by wire or intrabank transfer of immediately available funds to:

[XXXXXXXXX]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)        All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Securities Operation
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to

NYLIMWireConfirmation@nylim.com prior to becoming effective.

(3)        All other communications:

Schedule A

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Fixed Income Investor Group
Private Finance
2nd Floor
Fax #: (212) 447-4122

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel

Investment Section, Room 1016

Fax #: (212) 576-8340

(4)        Address for delivery of Notes:

Dean Morini

New York Life Insurance Company

51 Madison Avenue, Room 1016

New York, NY 10010

(5)        Address for Electronic Delivery: FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
New York Life Insurance and Annuity Corporation

Series 2013-C

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$15,600,000

(1)	All payments by wire or intrabank transfer of immediately available funds to:

[XXXXXXXXX]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)        All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Securities Operation
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to

NYLIMWireConfirmation@nylim.com prior to becoming effective.

Schedule A

(3)        All other communications:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Fixed Income Investor Group
Private Finance
2nd Floor
Fax #: (212) 447-4122

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(4)        Address for delivery of Notes:

Dean Morini

New York Life Insurance Company

51 Madison Avenue, Room 1016

New York, NY 10010

(5)        Address for Electronic Delivery: FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
New York Life Insurance Company

Series 2013-C

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$13,500,000

(1)        All payments by wire or intrabank transfer of immediately available funds to:

[XXXXXXXXX]

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

(2)        All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Securities Operation
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to

NYLIMWireConfirmation@nylim.com prior to becoming effective.

Schedule A

(3)        All other communications:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor Room 208

New York, New York 10010-1603

Attention:	Fixed Income Investor Group
Private Finance
2nd Floor
Fax #: (212) 447-4122

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(4)        Address for delivery of Notes:

Dean Morini

New York Life Insurance Company

51 Madison Avenue, Room 1016

New York, NY 10010

(5)        Address for Electronic Delivery: FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Auto-Owners Insurance Company	Series 2013-A	Series 2013-B
$6,000,000

Series 2013-C

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

(2)	Address for all notices relating to payments:

Auto-Owners Insurance Company

Attn: Investment Department

P O Box 30660

Lansing, Michigan 48909

wood.sandi@aoins.com

aoinvestments@aoins.net

(3)	Address for all other communications and notices:

Auto-Owners Insurance Company

Attn: Investment Department

P O Box 30660

Lansing, Michigan 48909

(4)	Address for Electronic Delivery: wood.sandi@aoins.com

  aoinvestments@aoins.net

(5)	Address for delivery of Notes:

Auto-Owners Insurance Company

Attn: Investment Department

6101 Anacapri Blvd.

Lansing, Michigan 48917

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Auto-Owners Life Insurance Company	Series 2013-A	Series 2013-B
$4,000,000

Series 2013-C

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

(2)	Address for all notices relating to payments:

Auto-Owners Insurance Company

Attn: Investment Department

P O Box 30660

Lansing, Michigan 48909

wood.sandi@aoins.com

aoinvestments@aoins.net

(3)	Address for all other communications and notices:

Auto-Owners Insurance Company

Attn: Investment Department

P O Box 30660

Lansing, Michigan 48909

(4)	Address for Electronic Delivery: wood.sandi@aoins.com

  aoinvestments@aoins.net

(5)	Address for delivery of Notes:

Auto-Owners Insurance Company

Attn: Investment Department

6101 Anacapri Blvd.

Lansing, Michigan 48917

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

The Western and Southern Life Insurance Company	Series 2013-A	Series 2013-B

Register Notes in Name of: Hare & Co. LLC	Series 2013-C
$3,000,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

(2)	Address for all notices relating to payments:

The Western and Southern Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

invacctg@wslife.com

(3)	Address for all other communications and notices:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

(4)	Address for Electronic Delivery: privateplacements@fortwashington.com

(5)	Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

Ref: A/C Number 952621

The Western and Southern Life Insurance Company

Contact: Ada Casiano 212 635-9121

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Western and Southern Life Assurance Company	Series 2013-A	Series 2013-B

Register Notes in Name of: Hare & Co. LLC	Series 2013-C
$1,000,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Western and Southern Life Assurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

invacctg@wslife.com

(3)	Address for all other communications and notices:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

(4)	Address for Electronic Delivery: privateplacements@fortwashington.com

(5)	Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

Ref: A/C Number 952623

Western and Southern Life Assurance Company

Contact: Ada Casiano 212 635-9121

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Columbus Life Insurance Company	Series 2013-A	Series 2013-B

Register Notes in Name of: Hare & Co. LLC	Series 2013-C
$3,000,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Columbus Life Insurance Company

400 East Fourth Street, MS 80

Cincinnati, OH 45202-3302

invacctg@wslife.com

(3)	Address for all other communications and notices:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

(4)	Address for Electronic Delivery: privateplacements@fortwashington.com

(5)	Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

Ref: A/C Number 067067

Columbus Life Insurance Company

Contact: Ada Casiano 212 635-9121

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Integrity Life Insurance Company	Series 2013-A	Series 2013-B

Register Notes in Name of: Hare & Co. LLC	Series 2013-C
$3,500,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Integrity Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

invacctg@wslife.com

(3)	Address for all other communications and notices:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

(4)	Address for Electronic Delivery: privateplacements@fortwashington.com

(5)	Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

Ref: A/C Number 952701

Integrity Life Insurance Company

Contact: Ada Casiano 212 635-9121

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

The Lafayette Life Insurance Company	Series 2013-A	Series 2013-B

Register Notes in Name of: Hare & Co. LLC	Series 2013-C
$4,500,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available fund, providing sufficient information to identify the source of the transfer, the amount of the interest and/or redemption (as applicable) and the identity of the security as to which payment is being made, pursuant to instructions to be delivered to the Company prior to closing.

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

The Lafayette Life Insurance Company

400 Broadway, MS 80

Cincinnati, OH 45202-3341

invacctg@wslife.com

(3)	Address for all other communications and notices:

Fort Washington Investment Advisors

Suite 1200 - Private Placements

303 Broadway

Cincinnati, OH 45202

(4)	Address for Electronic Delivery: privateplacements@fortwashington.com

(5)	Address for delivery of Notes:

The Bank of New York Mellon

One Wall Street

3rd Floor - Window A

New York, NY 10286

Ref: A/C Number 205724

The Lafayette Life Insurance Company

Contact: Ada Casiano 212 635-9121

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Wells Fargo Bank, N.A.	Series 2013-A	Series 2013-B
$25,000,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Wells Fargo Bank NA

1700 Lincoln C7300-059

Attn: Tidewater Inc.

Denver, Colorado 80203

Fax: 303.863.2729 Attn: Elizabeth Yowell Phone: 303.863.2729

(3)	Address for all other communications and notices:

Corbin M. Womac

Vice President & Relationship Manager

Energy Services & Equipment Division

Wells Fargo Energy Group 1000 Louisiana Street, 9th Floor

Houston, TX 77002

MAC T0002-090

(4)	Address for delivery of Notes:

Corbin Womac

Wells Fargo Bank NA

1000 Louisiana MAC T0002-090

Houston, Texas 77002

Schedule A

(5)	Address for Electronic Delivery:

Corbin Womac

Corbin.m.womac@wellsfargo.com

or

Violet Nolton

Violet.nolton@wellsfargo.com

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

United of Omaha Life Insurance Company	Series 2013-A	Series 2013-B
$6,000,000

Series 2013-C
$9,000,000

(1)         All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AN6 (Series 2013-A) or 88643@ AQ9 (Series 2013-C), as applicable, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)         Address for all notices relating to payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attn: Income Processing

a/c: G07097

(3)         Address for all other communications and notices (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

(4)        Address delivery of Notes:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07097

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Schedule A

(5)         Address for Electronic Delivery: privateplacements@mutualofomaha.com

(6)         Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Companion Life Insurance Company	$2,000,000

	Series 2013-C

(1)         All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)         Address for all notices relating to payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attn: Income Processing

a/c: G07903

(3)         Address for all other communications and notices (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

(4)         Address delivery of Notes:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07903

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Schedule A

(5)         Address for Electronic Delivery: privateplacements@mutualofomaha.com

(6)         Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Mutual of Omaha Insurance Company
Series 2013-C
$3,000,000

(1)         All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)         Address for all notices relating to payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attn: Income Processing

a/c: G07096

(3)         Address for all other communications and notices (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 - Investment Management

Mutual of Omaha Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

(4)         Address delivery of Notes:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07906

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Schedule A

(5)          Address for Electronic Delivery: privateplacements@mutualofomaha.com

(6)          Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Life Insurance Company of the Southwest	Series 2013-A	Series 2013-B
$17,000,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AP1 and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

Attention: Private Placements

(3)        Address for all other communications and notices:

Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

Attention: Private Placements

Fax No.#: 802-223-9332

(4)        Address for delivery of Notes:

Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

Attention: Chris Gudmastad

(5)        Address for Electronic Delivery: privateinvestments@sentinelinvestments.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Fireman’s Fund Insurance Company	Series 2013-A	Series 2013-B
$7,500,000

Register Notes in the name of : MAC & CO., LLC	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AN6 and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Fireman’s Fund Insurance Company c/o Allianz Investment Management Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-221-8580

Email: ppt@allianzlife.com

With a copy to:

Kathy Muhl

Supervisor – Income Group

The Bank of New York Mellon

Three Mellon Center – Room 153-1818

Pittsburgh, Pennsylvania 15259

Phone: 412-234-5192

Email: kathy.muhl@bnymellon.com

Schedule A

(3)        Address for all other communications and notices:

Allianz Life Insurance Company of North America

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone:    203-221-8580

Email:     ppt@allianzlife.com

(4)        Address for delivery of Notes:

Mellon Securities Trust Company One Wall Street

3rd Floor Receive Window C

New York, NY 10286

For Credit to: Fireman’s Fund Insurance Company, FFIC Special Investments AZAF0010112

(5)        Address for Electronic Delivery: Lawrence.Halliday@allianzlife.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Allianz Global Risks US Insurance Company	$7,500,000

Register Notes in the name of : MAC & CO., LLC	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AN6 and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Allianz Global Risks US Insurance Company

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-221-8580

Email: ppt@allianzlife.com

With a copy to:

Kathy Muhl

Supervisor – Income Group

The Bank of New York Mellon

Three Mellon Center – Room 153-1818

Pittsburgh, Pennsylvania 15259

Phone: 412-234-5192

Email: kathy.muhl@bnymellon.com

(3)        Address for all other communications and notices:

Allianz Life Insurance Company of North America

c/o Allianz Investment Management

Attn: Private Placements

55 Greens Farms Road

Westport, Connecticut 06880

Phone: 203-221-8580

Email: ppt@allianzlife.com

Schedule A

(4)        Address for delivery of Notes:

Mellon Securities Trust Company One Wall Street

3rd Floor Receive Window C

New York, NY 10286

For Credit to: Allianz Global Risks US Insurance Company, AGR US3 AZAF6100032

(5)        Address for Electronic Delivery: Lawrence.Halliday@allianzlife.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

	Series 2013-A	Series 2013-B
Woodmen of the World Life Insurance Society

Series 2013-C

Principal Amount of Notes to be Purchased at Second Closing

	Series 2013-B	Series 2013-C
$13,000,000

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Woodmen of the World Life Insurance Society

Attn: Kim Parrott

1700 Farnam Street

Omaha, Nebraska 68102

kparrott@woodmen.org

(3)        Address for all other communications and notices:

Woodmen of the World Life Insurance Society

Attn: Kim Parrott

1700 Farnam Street

Omaha, Nebraska 68102

kparrott@woodmen.org

Schedule A

(4)        Address for delivery of Notes:

Woodmen of the World Life Insurance Society

Attn: Kim Parrott

1700 Farnam Street

Omaha, Nebraska 68102

(5)        Address for Electronic Delivery: kparrott@woodmen.org

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Modern Woodmen of America	Series 2013-A	Series 2013-B
	$3,000,000	$7,000,000

	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AN6 (Series 2013-A) or 88643@ AP1 (Series 2013-B), as applicable, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Modern Woodmen of America

Attn: Investment Accounting Department

1701 First Avenue

Rock Island, IL 61201

Fax: (309) 793-5688

(3)	Address for all other communications and notices:

Modern Woodmen of America

Attn: Investment Department

1701 First Avenue

Rock Island, IL 61201

Fax: (309) 793-5574

(4)	Address for delivery of Notes:

Attn: Keith M. Peterson

Modern Woodmen of America

1701 1st Ave

Rock Island, IL 61201

(5)	Address for Electronic Delivery: investments@modern-woodmen.org

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

American Family Life Insurance Company	Series 2013-A	Series 2013-B
$3,500,000

Registered in the name of Band & Co.	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Accompanying Information:

Name of Issuer:    TIDEWATER INC.

Description of Security:     4.26% Senior Notes, Series 2013-A, due November 16, 2020

PPN: 88643@ AN6

Due date and application (as among principal, premium and interest) of the payment being made

(2)	Address for all notices relating to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

Notices Regarding Audit Conformations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

Schedule A

(4)	Address for delivery of Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(5)	Address for Electronic Delivery: dvoge@amfam.com

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

American Family Life Insurance Company	Series 2013-A	Series 2013-B
$1,000,000

Registered in the name of Band & Co.	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Accompanying Information:

Name of Issuer:    TIDEWATER INC.

Description of Security:     4.26% Senior Notes, Series 2013-A, due November 16, 2020

PPN: 88643@ AN6

Due date and application (as among principal, premium and interest) of the payment being made

(2)        Address for all notices relating to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

(3)        Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention:  Investment Division-Private Placements

Notices Regarding Audit Conformations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

Schedule A

(4)        Address for delivery of Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(5)        Address for Electronic Delivery: dvoge@amfam.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

American Family Life Insurance Company	Series 2013-A	Series 2013-B
$500,000

Registered in the name of Band & Co.	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Accompanying Information:

Name of Issuer:    TIDEWATER INC.

Description of Security:    4.26% Senior Notes, Series 2013-A, due November 16, 2020

PPN: 88643@ AN6

Due date and application (as among principal, premium and interest) of the payment being made

(2)	Address for all notices relating to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

Notices Regarding Audit Conformations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

Schedule A

(4)	Address for delivery of Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(5)	Address for Electronic Delivery: dvoge@amfam.com

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

American Family Life Insurance Company	Series 2013-A	Series 2013-B
$3,000,000

Registered in the name of Band & Co.	Series 2013-C

(1)          All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Accompanying Information:

Name of Issuer:    TIDEWATER INC.

Description of Security:    5.01% Senior Notes, Series 2013-B, due November 15, 2023

PPN: 88643@ AP1

Due date and application (as among principal, premium and interest) of the payment being made

(2)	Address for all notices relating to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)	Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

Notices Regarding Audit Conformations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

Schedule A

(4)	Address for delivery of Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(5)	Address for Electronic Delivery: dvoge@amfam.com

(6)	Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes
to be Purchased at First Closing

	Series 2013-A	Series 2013-B
American Family Life Insurance Company		$1,000,000

Registered in the name of Band & Co.	Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Accompanying Information:

Name of Issuer:    TIDEWATER INC.

Description of Security:    5.01% Senior Notes, Series 2013-B, due November 15, 2023

PPN: 88643@ AP1

Due date and application (as among principal, premium and interest) of the payment being made

(2)        Address for all notices relating to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(3)        Address for all other communications and notices:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

Notices Regarding Audit Conformations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Private Placements

Schedule A

(4)        Address for delivery of Notes:

US Bank Milwaukee, N.A.

Attn: Julie Wiza (MK-WI-T15C)

Trust Officer, Account Manager

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(5)        Address for Electronic Delivery: dvoge@amfam.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Builders Insurance (A Mutual Captive Company)	Series 2013-A	Series 2013-B
$1,000,000

Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

SunTrust Banks

Acct # 1122414

Acct Name: Builders Insurance Fixed

Mailing Address: 303 Peachtree Street

14th Floor

Atlanta, GA 30308

Attention: Income Processing Unit

Email: Beverly.Aberson@SunTrust.com

and

Builders Insurance

2410 Paces Ferry Road; Suite 300

Atlanta, GA 30339-1802

ATTN: Clyde Barber

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

SunTrust Bank

303 Peachtree St

14th Floor

Ref: ACCT 1122414

Acct Name: Builders Insurance

Atlanta, GA 30308

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Physicians Insurance A Mutual Company	Series 2013-A	Series 2013-B
$1,000,000

Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

The Northern Trust Company

FAX # (312) 557-6570

ATTN: Dan Frenzel

Email: NTIMLGDiamond@ntrs.com; daf5@ntrs.com

ffc(obi): 26-01472/Physicians Insurance Co A Mutual Company

and

Physicians Insurance A Mutual Company

PO Box 91220

Seattle, Washington 98111

Attention: Rod Pierson

Senior Vice President, CFO and Treasurer

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

Schedule A

(4)        Address for delivery of Notes:

The Northern Trust Company

Trade Securities Processing, C-1N

801 South Canal Street

Acct # 26-01472/Physicians Insurance

Chicago, IL 60607

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Federated Rural Electric Insurance Exchange	Series 2013-A	Series 2013-B
$1,000,000

Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

US Bank Institutional Trust and Custody

8600 Shawnee Mission Pkwy, Ste. 105

Merriam, KS 66202

Attention: Cheryl Peugh, AVP

and

Federated Rural Electric Insurance Exchange

11875 West 85th Street

Lenexa, Kansas 66214

Attention: Kelly Klug

VP Finance / CFO

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

US Bank Institutional Trust and Custody

8600 Shawnee Mission Pkwy, Ste. 105

Merriam, KS 66202

Attention: Cheryl Peugh, AVP

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

The Pharmacists Life Insurance Company	Series 2013-A	Series 2013-B
$500,000

Register Notes in Name of: Wells Fargo Bank, N.A. Custodian FBO The Pharmacist Life Insurance Company	Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Bank                 Wells Fargo Bank, N.A.

Acct #              20975200

Acct Name: The Pharmacists Life Insurance Company

Bank Address: 733 Marquette Ave, 5th Floor, Minneapolis, MN 55479

Attention: Income Collections

Attention: Emily Easton

Email: Emily.m.easton@wellsfargo.com

Phone: (612) 667-2313

and

The Pharmacists Life Insurance Company

808 Highway 18 West

PO Box 370

Algona, IA 50511

Attention: Kevin Banwart

SVP – Administration

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

Wells Fargo Bank, NA

733 Marquette Ave, 5th floor

MAC N9306-059

Security Control & Transfer

Minneapolis, MN 55479

Wells Fargo Account # 20975200, The Pharmacists Life Insurance Company

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Pharmacists Mutual Insurance Company	Series 2013-A	Series 2013-B
$500,000

Register Notes in Name of: Wells Fargo Bank, N.A. Custodian FBO Pharmacist Mutual Insurance Company	Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Bank                 Wells Fargo Bank, N.A.

Acct #               20975101

Acct Name: Pharmacists Mutual Insurance Company

Bank Address: 733 Marquette Ave, 5th Floor, Minneapolis, MN 55479

Attention: Income Collections

Attention: Emily Easton

Email: Emily.m.easton@wellsfargo.com

Phone: (612) 667-2313

and

Pharmacists Mutual Insurance Company

808 Highway 18 West

PO Box 370

Algona, IA 50511

Attention: Kevin Banwart

SVP – Administration

and

Schedule A

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

Wells Fargo Bank, NA

733 Marquette Ave, 5th floor

MAC N9306-059

Security Control & Transfer

Minneapolis, MN 55479

Wells Fargo Account # 20975101, Pharmacists Mutual Insurance Company

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Fitchburg Mutual Insurance Company	Series 2013-A	Series 2013-B
$500,000

Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

DENNIS HAGAN

MA1-225-04-03

BANK OF AMERICA

225 FRANKLIN ST

BOSTON MA 02110

EMAIL dennis.m.hagan@baml.com

Phone: 617-434-7610

and

Fitchburg Mutual Insurance Company

222 Ames Street

Dedham, Massachusetts 02026

Attention: Thomas Alighieri

Title: Treasurer

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

DENNIS M HAGAN

MA1-225-04-03

BANK OF AMERICA

225 FRANKLIN ST

BOSTON MA 02110

PHONE 617-434-7610

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Norfolk & Dedham Mutual Fire Insurance Company	Series 2013-A	Series 2013-B
$500,000

Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)         All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

DENNIS HAGAN

MA1-225-04-03

BANK OF AMERICA

225 FRANKLIN ST

BOSTON MA 02110

EMAIL dennis.m.hagan@baml.com

Phone: 617-434-7610

and

Norfolk & Dedham Mutual Fire Insurance Company

222 Ames Street

Dedham, Massachusetts 02026

Attention: Thomas Alighieri

Title: Treasurer

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

DENNIS M HAGAN

MA1-225-04-03

BANK OF AMERICA

225 FRANKLIN ST

BOSTON MA 02110

PHONE 617-434-7610

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Group Health Options, Inc.	Series 2013-A	Series 2013-B
$1,000,000

Register Notes in Name of: MAC & CO	Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Rachel M Durkan

BNY Mellon Asset Servicing

One Mellon Center

Room 151-1060

Pittsburgh, PA 15258

and

Group Health Options, Inc.

320 Westlake Ave. N., Suite 100

Seattle, WA 98109-5233

Attention: Bret Myers

Assistant Treasurer

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

BNY Mellon Securities Trust Co.

One Wall Street

3rd Floor - Receive Window C

New York, NY 10286

Reference: Group Health Options Inc., GHOF0001002

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Group Health Cooperative	Series 2013-A	Series 2013-B
$1,000,000

Register Notes in Name of: MAC & CO	Series 2013-C

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc., 4.26% due 11/15/2020, PPN 88643@ AN6, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Rachel M Durkan

BNY Mellon Asset Servicing

One Mellon Center

Room 151-1060

Pittsburgh, PA 15258

and

Group Health Cooperative

320 Westlake Ave. N., Suite 100

Seattle, WA 98109-5233

Attention: Bret Myers

Assistant Treasurer

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

BNY Mellon Securities Trust Co.

One Wall Street

3rd Floor - Receive Window C

New York, NY 10286

Reference: Group Health Cooperative, GHXF0003022

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

National Mutual Benefit	Series 2013-A	Series 2013-B

Register Notes in Name of: BMO Harris Bank N.A. as Custodian for the NATIONAL MUTUAL BENEFIT ACCOUNT FIXED INCOME	Series 2013-C
$1,000,000

(1)        All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Tidewater Inc. Senior Notes, 5.16% due 11/15/2025, PPN 88643@ AQ9, principal, premium or interest”) to:

[XXXXXXXXX]

(2)        All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed to:

BMO Harris Bank, N.A.

Acct # 89M010016

Acct Name: National Mutual Benefit

11270 W Park Place

Suite 400

Milwaukee, WI 53224

Attention: Income Dept

and

National Mutual Benefit

6522 Grand Teton Plaza

PO Box 1527

Madison, WI 53701-1527

Attention: Steven Reindl

Vice President of Operations

and

Prime Advisors, Inc.

100 Northfield Drive, 4th Floor

Windsor, CT 06095

Attention: Lewis Leon

SVP/Investment Accounting

Schedule A

(3)        Address for all other communications and notices:

Prime Advisors, Inc.

Redmond Ridge Corporate Center

22635 NE Marketplace Drive, Suite 160

Redmond, WA 98053

Attention: Scott Sell

Vice President

(4)        Address for delivery of Notes:

BMO Harris Bank N.A. as Trustee FBO

11270 W Park Place

Suite 400

Milwaukee, WI 53224

(5)        Address for Electronic Delivery: Scott.Sell@primeadvisors.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE A

Name of Purchaser	Principal Amount of Notes to be Purchased at First Closing

Assurity Life Insurance Company	Series 2013-A	Series 2013-B
$4,000,000

Series 2013-C

(1)        All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

[XXXXXXXXX]

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. 88643@ AP1 and the due date and application (as among principal, premium and interest) of the payment being made.

(2)        Address for all notices relating to payments:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Investment Division

Fax: (402) 458-2170

Phone: (402) 437-3682

(3)        Address for all other communications and notices:

Assurity Life Insurance Company

2000 Q Street

P.O. Box 82533

Lincoln, NE 68501-2533

Contact:

Victor Weber

Senior Director – Investments

Telephone: 402/437-3682

FAX: 402/458-2170

E-mail: vweber@assurity.com

Schedule A

(4)        Address for delivery of Notes:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Victor Weber

(5)        Address for Electronic Delivery: vweber@assurity.com

(6)        Tax Identification Number: [XXXXXXXXX]

Schedule A

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“2003 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of July 1, 2003, between the Company, certain Subsidiaries and the purchasers listed on Schedule A thereto, as in effect on the date hereof.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of an Obligor.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City, Houston, Texas or New Orleans, Louisiana are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Change of Control” means an event or series of events by which:

(a)     any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis;

(b)     during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing

Schedule B

body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)     any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company , or control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing more than 50% of the combined voting power of such securities.

“CISADA” is defined in Section 5.16(a).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Tidewater Inc., a Delaware corporation.

“Confidential Information” is defined in Section 20.

“Consolidated Debt” means, as of any date, outstanding Indebtedness of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus or minus, as applicable, the following to the extent deducted or included, as the case may be, in calculating such Consolidated Net Income, in each case of or by the Company and its Subsidiaries for such Measurement Period: (a) Consolidated Interest Charges, (b) Federal, state, local and foreign income tax expense, net of any Federal, state, local and foreign income tax credits, (c) depreciation and amortization expense, (d) any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, and (e) any nonrecurring gains or losses which do not represent a cash item in such period or any future period.

“Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, amortized debt premium or discount, amortized fees, charges and related expenses of the Company and its Subsidiaries in

Schedule B

2

connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense under capital leases that is treated as interest in accordance with GAAP.

“Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis (excluding extraordinary gains and extraordinary losses) for the most recently completed Measurement Period.

“Consolidated Net Worth” means, as of any date, the consolidated stockholders’ equity of the Company and its Subsidiaries as of such date, determined in accordance with GAAP.

“Consolidated Total Assets” means, as of any date, the assets and properties of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Capitalization” means, as of any date, the sum of Consolidated Debt and Consolidated Net Worth as of such date.

“Control Event” means:

(a)     the execution by the Company or any of its Subsidiaries or Affiliates of any written agreement with respect to any proposed transaction or event or series of transactions or events that, individually or in the aggregate, may reasonably be expected to result in a Change of Control, or

(b)    the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change of Control.

“Controlled Entity” means (i) any Subsidiary of the Company and (ii) any Affiliate Controlled by the Company or any Subsidiary. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or other circumstances objectively evidencing control. “Controlled” has the meaning correlative thereto.

“Credit Agreement” means the Fourth Amended and Restated Credit Agreement dated as of June 21, 2013 among the Company, the Domestic Subsidiaries of the Company named therein, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, Wells Fargo Bank, N.A., as syndication agent, JPMorgan Chase Bank, N.A., DNB Bank ASA, New York Branch, The Bank of Tokyo-Mitsubishi UFJ, Ltd., BBVA Compass, Sovereign Bank, N.A., Regions Bank, and U.S. Bank National Association, as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., DNB Markets, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities

Schedule B

3

LLC, as joint book managers, and the other lenders party thereto, as such agreement may be hereafter amended, modified, restated, supplemented, replaced, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, National Association as its “base” or “prime” rate.

“Disposition” is defined in Section 10.6.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Closing” is defined in Section 3.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)     the government of

Schedule B

4

(i)     the United States of America or any state or other political subdivision thereof, or

(ii)     any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)     any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)     to purchase such indebtedness or obligation or any property constituting security therefor;

(b)     to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)     to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)     otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be, prohibited or penalized by any applicable law (including, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

Schedule B

5

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)     its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock;

(b)     its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)     all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d)     all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any original purchaser of a Note and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.7.

Schedule B

6

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Company.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC Annual Statement” is defined in Section 6.2.

“Notes” is defined in Section 1.

“Obligor” means each of the Company and its Wholly Owned Domestic Subsidiaries, Cajun Acquisitions, L.L.C., Gulf Fleet Supply Vessels, L.L.C., Hilliard Oil & Gas, Inc., Java Boat Corporation, Point Marine, L.L.C., Quality Shipyards, L.L.C., S.O.P., Inc., Tidewater Corporate Services, L.L.C., Tidewater Offshore (GP-1984), Inc., Tidewater Marine, L.L.C., Tidewater Marine Alaska, Inc., Tidewater Marine Sakhalin, L.L.C., Tidewater Marine Western, Inc., Tidewater Mexico Holding, L.L.C., Tidewater Venture, Inc., Twenty Grand (Brazil), L.L.C., Twenty Grand Marine Service, L.L.C., Twenty Grand Offshore, L.L.C. and Zapata Gulf Marine, L.L.C.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Other Purchasers” is defined in Section 2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

Schedule B

7

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Debt” means, as of any date, the sum (without duplication) of (a) Indebtedness of the Obligors and any other Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (p), and (b) Indebtedness of a Subsidiary that is not an Obligor not otherwise permitted by Sections 10.3(a) through (d).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.3(c).

“Purchaser” means each purchaser listed in Schedule A.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by an Obligor or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

“Second Closing” is defined in Section 3.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Financial Officer” means the chief financial officer or principal accounting officer of the Company.

“Series 2013-A Notes” is defined in Section 1.

“Series 2013-B Notes” is defined in Section 1.

“Series 2013-C Notes” is defined in Section 1.

Schedule B

8

“Significant Subsidiary” means, as of the date of determination, any Subsidiary Guarantor and any other Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of this Agreement) of the Company.

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, joint venture or limited liability company if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or limited liability company can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” is defined in Section 1.

“Subsidiary Guaranty” is defined in Section 1.

“this Agreement” or “the Agreement” is defined in Section 17.3.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wholly Owned Domestic Subsidiary” means, at any time, any Domestic Subsidiary 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Domestic Subsidiaries at such time.

“Wholly Owned Subsidiary” means, at any time, any Subsidiary 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Subsidiaries at such time.

Schedule B

9

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

None.

Schedule 4.9

SCHEDULE 5.3

DISCLOSURE MATERIALS

None.

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARIES AND OWNERSHIP OF SUBSIDIARY STOCK

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

1. *Tidewater Marine Alaska, Inc.	Alaska	100%	Gulf Fleet Supply Vessels, L.L.C.

2. Pacific Tidewater Pty. Ltd.	Australia	100%	Tidewater Inc. – 50% Twenty Grand Marine Service, L.L.C. – 50%

3. Tidewater Marine Australia Pty Ltd	Australia	100%	Pacific Tidewater Pty. Ltd.

4. Tidewater Marine West Indies Limited	Bahama Islands	99.50%	Tidewater Inc.

5. Tidewater Investment SRL	Barbados	100%	Tidewater Marine International, Inc.

6. Pental Insurance Co. Ltd.	Bermuda	100%	Tidewater Inc.-57.14% Tidewater Marine International, Inc. – 42.86%

7. Mare Alta do Brasil Navegacao Ltda.	Brazil	100%	Twenty Grand Offshore, L.L.C. – 99.99999% Twenty Grand (Brazil), L.L.C – 0.00001%

8. OSA do Brasil Representações Ltda	Brazil	100%	Gulf Fleet Supply Vessels, L.L.C. – 85.06% Tidewater Support Services Limited -14.94%

Schedule 5.4

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

9. Pan Marine do Brasil Ltda.	Brazil	100%	Mare Alta do Brasil Navegacao Ltda- 36.5% Tidewater Marine, L.L.C.- 63.49% S.O.P. Inc. – 0.01%

10. Terra Nave Servicios Maritimos Ltda	Brazil	100%	Gulf Fleet Middle East Limited – 99% VTG Ships Limited – 1%

11. Mashhor Marine Sdn. Bhd.	Brunei	70%	Gulf Fleet Supply Vessels, L.L.C.

12. Aqua Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

13. Arabia Shipping Limited	Cayman Islands	100%	Southern Ocean Services Pte. Ltd.

14. Blue Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

15. Crimson Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

16. Gold Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

17. Green Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

Schedule 5.4

2

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

18. Grey Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

19. Gulf Fleet Middle East Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

20. Indigo Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

21. International Maritime Services, Inc.	Cayman Islands	100%	Global Panama Marine Service, Inc.

22. Jackson Marine Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

23. Maroon Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

24. Middle East Ships Limited	Cayman Islands	100%	Southern Ocean Services Pte. Ltd.

25. Orange Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

26. Pan Marine International, Inc.	Cayman Islands	100%	Tidewater Marine International, Inc.

27. Platinum Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

28. Purple Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

Schedule 5.4

3

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

29. Silver Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

30. Sonatide Marine, Ltd.	Cayman Islands	100%	Sonatide Marine Services, Ltd.

31. Tidewater Assets Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

32. Tidewater Boats Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

33. Tidewater Crewing Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

34. Tidewater Hulls Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

35. Tidewater Marine International, Inc.	Cayman Islands	100%	Tidewater Venture, Inc.

36. Tidewater Marine U.K. Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

37. Tidewater Maritime Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

38. Tidewater Properties Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

Schedule 5.4

4

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

39. Tidewater Ships Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

40. Tidewater Vessels Limited	Cayman Islands	100%	Tidewater Inc.

41. Vermilion Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

42. Violet Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

43. VTG Ships Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

44. Yellow Fleet Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

45. Zapata Gulf Marine International Limited	Cayman Islands	100%	Tidewater Marine International, Inc.

46. Compania Marítima de Magallanes Limitada	Chile	100%	Tidewater Inc. – 51% Zapata Gulf Marine, L.L.C. – 49%

47. Tidewater Cyprus Limited	Cyprus	100%	Tidewater Marine International, Inc.

48. Vesselogistics Limited	Cyprus	100%	Global Panama Marine Service, Inc.

49. *Cajun Acquisitions, L.L.C.	Delaware	100%	Quality Shipyards, L.L.C.

Schedule 5.4

5

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

50. *Tidewater Corporate Services, L.L.C.	Delaware	100%	Tidewater Inc.

51. *Tidewater Mexico Holding, L.L.C.	Delaware	100%	Tidewater Marine International, Inc.

52. *Tidewater Offshore (GP-1984), Inc.	Delaware	100%	Tidewater Inc.

53. *Tidewater Venture, Inc.	Delaware	100%	Tidewater Investment Cooperatief U.A.

54. Tidewater Support Services Limited	England	100%	Tidewater Marine International, Inc.

55. Tidewater Marine North Sea Limited	England	100%	Zapata Gulf Marine, L.L.C.

56. Tidewater (India) Private Limited	India	100%	Gulf Fleet Supply Vessels, L.L.C. – 99.99% Zapata Gulf Marine, L.L.C. - 0.01%

57. PT Tidewater Operators Indonesia	Indonesia	95%	Java Boat Corporation B.V.

58. Tidewater Marine Kazakhstan, L.L.P.	Kazakhstan	100%	Java Boat Corporation

59. Offshore Labuan Leasing Inc.	Labuan	100%	Tidewater Marine International, Inc.

Schedule 5.4

6

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

60. Offshore Marine Inc.	Labuan	49%	Tidewater Marine International, Inc.

61. Offshore Pacific, Inc.	Labuan	.0067%	Tidewater Marine International, Inc.

62. VTG Supply Boat Liberia Inc.	Liberia	100%	Twenty Grand Offshore, L.L.C.

63. *Gulf Fleet Supply Vessels, L.L.C.	Louisiana	100%	Zapata Gulf Marine, L.L.C.

64. *Java Boat Corporation	Louisiana	100%	Tidewater Inc.

65. *Point Marine, L.L.C.	Louisiana	100%	Tidewater Inc.

66. *Quality Shipyards, L.L.C.	Louisiana	100%	Zapata Gulf Marine, L.L.C.

67. *S.O.P., Inc.	Louisiana	100%	Tidewater Inc.

68. *Tidewater Marine Sakhalin, L.L.C.	Louisiana	100%	Zapata Gulf Marine, L.L.C.

69. *Tidewater Marine, L.L.C.	Louisiana	100%	Tidewater Inc.

70. *Twenty Grand (Brazil), L.L.C.	Louisiana	100%	Twenty Grand Offshore, L.L.C.

71. *Twenty Grand Marine Service, L.L.C.	Louisiana	100%	Tidewater Inc.

72. *Twenty Grand Offshore, L.L.C.	Louisiana	100%	Tidewater Inc.

Schedule 5.4

7

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

73. *Zapata Gulf Marine L.L.C.	Louisiana	100%	Tidewater Inc.

74. Tidewater Marine Service (M) Sdn. Bhd.	Malaysia	100%	Tidewater Marine International, Inc.

75. Arrendadora de Naves del Golfo, S.A. de C.V., SOFOM, ENR.	Mexico	100%	Gulf Fleet Middle East Limited – 1% VTG Ships Limited – 99%

76. Logistica Mexicana del Caribe, S. de R.L. de C.V.	Mexico	100%	Tidewater Marine International, Inc. – 50% Pan Marine International, Inc. – 50%

77. Servicios Costa Afuera de Mexico, S. de R.L. de C.V	Mexico	100%	Gulf Fleet Middle East Limited – 50% Jackson Marine Limited – 50%

78. Tidewater de Mexico, S. de R.L. de C.V.	Mexico	0% of Class A Shares 100% of Class B Shares 100% of Class N Shares	Tidewater Mexico Holding, L.L.C.

79. Java Boat Corporation B.V.	Netherlands	100%	Tidewater Dutch Holdings Cooperatief, U.A.

Schedule 5.4

8

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

80. Tidewater Dutch Holdings Cooperatief U.A	Netherlands	100%	Tidewater Marine International, Inc. – 99.99% Pan Marine International, Inc. – 0.01%

81. Tidewater Investment Cooperatief U.A.	Netherlands	100%	Tidewater Inc. – 99.9%; Tidewater Corporate Services, L.L.C. - 0.1%

82. Gulf Fleet N.V.	Netherlands Antilles	100%	Gulf Fleet Supply Vessels, L.L.C.

83. *Hilliard Oil & Gas, Inc.	Nevada	100%	Tidewater Inc.

84. O.I.L. (Nigeria) Limited	Nigeria	82.08%	Tidewater Marine North Sea Limited

85. Tidex Nigeria Limited	Nigeria	60%	Tidewater Marine, L.L.C.

86. Zapata Marine Service (Nigeria) Limited	Nigeria	100%	Tidewater Marine International, Inc.

87. Clean Design Arcturus AS	Norway	100%	Troms Offshore Supply AS

88. Clean Design Capella AS	Norway	100%	Troms Offshore Supply AS

89. Clean Design Castor AS	Norway	100%	Troms Offshore Supply AS

Schedule 5.4

9

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

90. Clean Design Lyra AS	Norway	100%	Troms Offshore Supply AS

91. Clean Design Pollux AS	Norway	100%	Troms Offshore Supply AS

92. Clean Design Sirius AS	Norway	100%	Troms Offshore Supply AS

93. Troms Offshore Marine AS	Norway	100%	Troms Offshore Management AS

94. Troms Offshore Management AS	Norway	100%	Troms Offshore Supply AS

95. Troms Offshore Services AS	Norway	100%	Troms Offshore Supply AS

96. Troms Offshore Supply AS	Norway	100%	Java Boat Corporation B.V.

97. Global Panama Marine Service, Inc.	Panama	100%	Java Boat Corporation

98. Sakhalin Holding, L.L.C.	Russia	100%	Zapata Gulf Marine, L.L.C. – 99.70% Tidewater Marine Sakhalin, L.L.C. - 0.30%

99. Sakhalin Offshore Marine, L.L.C.	Russia	100%	Sakhalin Holding, L.L.C.

Schedule 5.4

10

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

100. Southern Ocean Services Pte. Ltd.	Singapore	100%	Tidewater Marine International, Inc.

101. SEA Maritime Services Pte. Ltd.	Singapore	100%	Global Panama Marine Service, Inc.

102. Tidewater Marine Charter Services Pte. Ltd.	Singapore	100%	Tidewater Marine International, Inc.

103. Tidewater Marine International Pte. Ltd.	Singapore	100%	Gulf Fleet Supply Vessels, L.L.C.

104. *Tidewater Marine Western, Inc.	Texas	100%	Tidewater Marine, L.L.C.

105. Servicios Maritimos Ves, S. de R.L. de C.V.	Mexico	100%	Tidewater Inc. – 99% Zapata Gulf Marine, L.L.C. – 1%

106. Servicios Maritimos del Carmen, S.A. de C.V.	Mexico	100%

Servicios Maritimos Ves,
S. de R.L. de C.V. –
98.34% of Class A Shares

Servicios y
Representaciones
Maritimas Mexicanas, S.A.
de C.V. – 1.66% of Class
A Shares

Gulf Fleet Supply Vessels,
L.L.C. – 100% of Class B
Shares

Schedule 5.4

11

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

107. Servicios y Representaciones Maritimas Mexicanas, S.A. de C.V.	Mexico	100%	Gulf Fleet Supply Vessels, L.L.C. – 97.96% of Class B Shares Servicios Maritimos Ves, S. de R.L. de C.V. – 100% of Class A Shares Tidewater Marine, L.L.C. – 2.04% of Class B Shares

108. Zapata Servicos Maritimos Ltda.	Brazil	100%	Zapata Gulf Marine, L.L.C. – 96.84% Gulf Fleet Supply Vessels, L.L.C. – 3.16%

109. Provident Marine Ltd.	Turks & Caicos	50%	Tidewater Inc.

110. Tidewater Marine Indonesia Limited	Vanuatu	80%	Zapata Gulf Marine International Limited

111. Tidewater Marine Technical Services (Shenzhen) Co., Ltd.	China	100%	Tidewater Investment SRL

112. Tidewater Marine Vanuatu Limited	Vanuatu	100%	Zapata Gulf Marine International Limited

Schedule 5.4

12

NAME	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF INTEREST OWNED	OWNING ENTITY

113. Equipo Mara, C.A.	Venezuela	100%	Tidewater Caribe, C.A. – 19.90% Remolcadores y Gabaraas Remigasa, S.A – 80.10% (which has been expropriated)

114. Tidewater Caribe, C.A.	Venezuela	100%	Tidewater Investment SRL

*	Entities marked in bold are Obligors.

Schedule 5.4

13

SCHEDULE 5.5

FINANCIAL STATEMENTS

Financial Statements as set forth in (i) Form 10-K for the year ended March 31, 2013 and filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2013 and (ii) Form 10-Q for the quarter ended June 30, 2011 and filed with the SEC on August 6, 2013.

Schedule 5.5

SCHEDULE 5.8

CERTAIN LITIGATION

None.

Schedule 5.8

SCHEDULE 5.11

LICENSES, PERMITS, ETC.

None.

Schedule 5.11

SCHEDULE 5.14

USE OF PROCEEDS

Use	Amount
Fund capital expenditures and general corporate purposes	$500 million

Schedule 5.14

SCHEDULE 5.15

INDEBTEDNESS

Facility	Amount Outstanding USD as of June 30, 2013

Fourth Amended and Restated Credit Agreement dated as of June 21, 2013, among the Company, its domestic subsidiaries, as borrowers, and Bank of America, N.A. as Administrative Agent	$ 580,000,000

Note Purchase Agreement dated as of July 1, 2003 among the Company, certain subsidiaries party thereto and the Purchasers party thereto	$175,000,000

Note Purchase Agreement dated as of September 9, 2010 among the Company, certain subsidiaries party thereto and the Purchasers party thereto	$425,000 000

Note Purchase Agreement dated as of August 15, 2011 among the Company, certain subsidiaries party thereto and the Purchasers party thereto	$165,000 000

Tidewater Entity	Lender	Amount Outstanding NOK Million as of June 30, 2013

Troms Offshore Supply AS	Public Bondholders	500.0
Clean Design Sirius AS	Eksport Kreditt Norge AS	187.4
Clean Design Sirius AS	Vard Group AS	35.0
Clean Design Lyra AS	Sparebanken More & Vard Group AS	25.0

*Excludes intercompany Indebtedness

Schedule 5.15

SCHEDULE 10.3

INDEBTEDNESS OF SUBSIDIARIES

Tidewater Entity	Lender	Amount Outstanding NOK Million as of June 30, 2013

Troms Offshore Supply AS	Public Bondholders	500.0
Clean Design Sirius AS	Eksport Kreditt Norge AS	187.4
Clean Design Sirius AS	Vard Group AS	35.0
Clean Design Lyra AS	Sparebanken More & Vard Group AS	25.0

Schedule 10.3

SCHEDULE 10.4

LIENS; SALE-LEASEBACK ARRANGEMENTS

Tidewater Entity	Lienholder	Nature of Lien and Applicable Vessel
Zapata Gulf Marine, L.L.C.	PNC Equipment Finance, LLC	Synthetic Lease – Dalfrey Tide
Twenty Grand Marine Service, L.L.C.	PNC Equipment Finance, LLC	Synthetic Lease – Barthel Tide
Zapata Gulf Marine, L.L.C.	Regions Equipment Finance Corporation	Synthetic Lease – Broussard Tide
Gulf Fleet Supply Vessels, L.L.C.	Regions Equipment Finance Corporation	Synthetic Lease – Solar Tide II
Gulf Fleet Supply Vessels, L.L.C.	Regions Equipment Finance Corporation	Synthetic Lease - Jonathan Rozier
Point Marine L.L.C.	Zions Credit Corporation	Synthetic Lease – Bourgeois Tide
Tidewater Inc.	Banc of America Leasing & Capital, LLC	Tax Lease - Brewster Tide
Tidewater Inc.	Mass Mutual Asset Finance	Tax Lease - Delatte Tide
Tidewater Inc.	RBS Asset Finance, Inc.	Tax Lease - Pat Tillman
Twenty Grand Offshore, L.L.C.	Banc of America Leasing & Capital, LLC	Tax Lease – Dean Edward Taylor
Twenty Grand Marine Service, L.L.C.	BBVA Compass Financial Corporation	Tax Lease – Paul W. Murrill
Point Marine L.L.C.	RBS Asset Finance, Inc.	Tax Lease – Ken C. Tamblyn

Schedule 10.4

EXHIBIT 1(a)

[FORM OF SERIES 2013-A SENIOR NOTE]

TIDEWATER INC.

CAJUN ACQUISITIONS, L.L.C.

GULF FLEET SUPPLY VESSELS, L.L.C.

HILLIARD OIL & GAS, INC.

JAVA BOAT CORPORATION

POINT MARINE, L.L.C.

QUALITY SHIPYARDS, L.L.C.

S.O.P., INC.

TIDEWATER CORPORATE SERVICES, L.L.C.

TIDEWATER OFFSHORE (GP-1984), INC.

TIDEWATER MARINE, L.L.C.

TIDEWATER MARINE ALASKA, INC.

TIDEWATER MARINE SAKHALIN, L.L.C.

TIDEWATER MARINE WESTERN, INC.

TIDEWATER MEXICO HOLDING, L.L.C.

TIDEWATER VENTURE, INC.

TWENTY GRAND (BRAZIL), L.L.C.

TWENTY GRAND MARINE SERVICE, L.L.C.

TWENTY GRAND OFFSHORE, L.L.C.

ZAPATA GULF MARINE, L.L.C.

.

4.26% Senior Note, Series 2013-A

Due November 16, 2020

No. AR-[ ]	[Date]
$[ ]	PPN:

FOR VALUE RECEIVED, the undersigned, TIDEWATER INC., CAJUN ACQUISITIONS, L.L.C., GULF FLEET SUPPLY VESSELS, L.L.C., HILLIARD OIL & GAS, INC., JAVA BOAT CORPORATION, POINT MARINE, L.L.C., QUALITY SHIPYARDS, L.L.C., S.O.P., INC., TIDEWATER CORPORATE SERVICES, L.L.C., TIDEWATER OFFSHORE (GP-1984), INC., TIDEWATER MARINE, L.L.C., TIDEWATER MARINE ALASKA, INC., TIDEWATER MARINE SAKHALIN, L.L.C., TIDEWATER MARINE WESTERN, INC., TIDEWATER MEXICO HOLDING, L.L.C., TIDEWATER VENTURE, INC., TWENTY GRAND (BRAZIL), L.L.C., TWENTY GRAND MARINE SERVICE, L.L.C., TWENTY GRAND OFFSHORE, L.L.C. AND ZAPATA GULF MARINE, L.L.C. (herein called the “Obligors”), jointly and severally, promise to pay to [            ], or registered assigns, the principal sum of $[            ] on November 16, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.26% per annum from the date hereof, payable semiannually, on May 15 and November 15 in each year, commencing on May 15, 2014, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole

Exhibit 1(a)

Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.26% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of September 30, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

If a Subsidiary Guaranty is in effect pursuant to the terms of the Note Purchase Agreement, payments of principal, interest and Make-Whole Amount, if any, on this Note and all other amounts due under the Note Purchase Agreement will be guaranteed by the Subsidiary Guarantors pursuant to the terms of a Subsidiary Guaranty.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Exhibit 1(a)

2

TIDEWATER INC.

By:
Name:
Title:

CAJUN ACQUISITIONS, L.L.C.

GULF FLEET SUPPLY VESSELS, L.L.C.

HILLIARD OIL & GAS, INC.

JAVA BOAT CORPORATION

POINT MARINE, L.L.C.

QUALITY SHIPYARDS, L.L.C.

S.O.P., INC.

TIDEWATER OFFSHORE (GP-1984), INC.

TIDEWATER MARINE, L.L.C.

TIDEWATER MARINE ALASKA, INC.

TIDEWATER MARINE SAKHALIN, L.L.C.

TIDEWATER MARINE WESTERN, INC.

TIDEWATER MEXICO HOLDING, L.L.C.

TIDEWATER VENTURE, INC.

TWENTY GRAND (BRAZIL), L.L.C.

TWENTY GRAND MARINE SERVICE, L.L.C.

TWENTY GRAND OFFSHORE, L.L.C.

ZAPATA GULF MARINE, L.L.C.

By:
Name:
Title:

TIDEWATER CORPORATE SERVICES, L.L.C.

By:
Name:
Title:

Exhibit 1(a)

3

EXHIBIT 1(b)

[FORM OF SERIES 2013-B SENIOR NOTE]

TIDEWATER INC.

CAJUN ACQUISITIONS, L.L.C.

GULF FLEET SUPPLY VESSELS, L.L.C.

HILLIARD OIL & GAS, INC.

JAVA BOAT CORPORATION

POINT MARINE, L.L.C.

QUALITY SHIPYARDS, L.L.C.

S.O.P., INC.

TIDEWATER CORPORATE SERVICES, L.L.C.

TIDEWATER OFFSHORE (GP-1984), INC.

TIDEWATER MARINE, L.L.C.

TIDEWATER MARINE ALASKA, INC.

TIDEWATER MARINE SAKHALIN, L.L.C.

TIDEWATER MARINE WESTERN, INC.

TIDEWATER MEXICO HOLDING, L.L.C.

TIDEWATER VENTURE, INC.

TWENTY GRAND (BRAZIL), L.L.C.

TWENTY GRAND MARINE SERVICE, L.L.C.

TWENTY GRAND OFFSHORE, L.L.C.

ZAPATA GULF MARINE, L.L.C.

5.01% Senior Note, Series 2013-B

Due November 15, 2023

No. BR-[ ]	[Date]
$[ ]	PPN:

FOR VALUE RECEIVED, the undersigned, TIDEWATER INC., CAJUN ACQUISITIONS, L.L.C., GULF FLEET SUPPLY VESSELS, L.L.C., HILLIARD OIL & GAS, INC., JAVA BOAT CORPORATION, POINT MARINE, L.L.C., QUALITY SHIPYARDS, L.L.C., S.O.P., INC., TIDEWATER CORPORATE SERVICES, L.L.C., TIDEWATER OFFSHORE (GP-1984), INC., TIDEWATER MARINE, L.L.C., TIDEWATER MARINE ALASKA, INC., TIDEWATER MARINE SAKHALIN, L.L.C., TIDEWATER MARINE WESTERN, INC., TIDEWATER MEXICO HOLDING, L.L.C., TIDEWATER VENTURE, INC., TWENTY GRAND (BRAZIL), L.L.C., TWENTY GRAND MARINE SERVICE, L.L.C., TWENTY GRAND OFFSHORE, L.L.C. AND ZAPATA GULF MARINE, L.L.C. (herein called the “Obligors”), jointly and severally, promise to pay to [        ], or registered assigns, the principal sum of $[            ] on November 15, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.01% per annum from the date hereof, payable semiannually, on May 15 and November 15 in each year, commencing on May 15, 2014, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole

Exhibit 1(b)

Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.01% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of September 30, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

If a Subsidiary Guaranty is in effect pursuant to the terms of the Note Purchase Agreement, payments of principal, interest and Make-Whole Amount, if any, on this Note and all other amounts due under the Note Purchase Agreement will be guaranteed by the Subsidiary Guarantors pursuant to the terms of a Subsidiary Guaranty.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Exhibit 1(b)

2

TIDEWATER INC.

By:
Name:
Title:

CAJUN ACQUISITIONS, L.L.C.
GULF FLEET SUPPLY VESSELS, L.L.C.
HILLIARD OIL & GAS, INC.
JAVA BOAT CORPORATION
POINT MARINE, L.L.C.
QUALITY SHIPYARDS, L.L.C.
S.O.P., INC.
TIDEWATER OFFSHORE (GP-1984), INC.
TIDEWATER MARINE, L.L.C.
TIDEWATER MARINE ALASKA, INC.
TIDEWATER MARINE SAKHALIN, L.L.C.
TIDEWATER MARINE WESTERN, INC.
TIDEWATER MEXICO HOLDING, L.L.C.
TIDEWATER VENTURE, INC.
TWENTY GRAND (BRAZIL), L.L.C.
TWENTY GRAND MARINE SERVICE, L.L.C.
TWENTY GRAND OFFSHORE, L.L.C.
ZAPATA GULF MARINE, L.L.C.

By:
Name:
Title:

TIDEWATER CORPORATE SERVICES, L.L.C.

By:
Name:
Title:

Exhibit 1(b)

3

EXHIBIT 1(c)

[FORM OF SERIES 2013-C SENIOR NOTE]

TIDEWATER INC.

CAJUN ACQUISITIONS, L.L.C.

GULF FLEET SUPPLY VESSELS, L.L.C.

HILLIARD OIL & GAS, INC.

JAVA BOAT CORPORATION

POINT MARINE, L.L.C.

QUALITY SHIPYARDS, L.L.C.

S.O.P., INC.

TIDEWATER CORPORATE SERVICES, L.L.C.

TIDEWATER OFFSHORE (GP-1984), INC.

TIDEWATER MARINE, L.L.C.

TIDEWATER MARINE ALASKA, INC.

TIDEWATER MARINE SAKHALIN, L.L.C.

TIDEWATER MARINE WESTERN, INC.

TIDEWATER MEXICO HOLDING, L.L.C.

TIDEWATER VENTURE, INC.

TWENTY GRAND (BRAZIL), L.L.C.

TWENTY GRAND MARINE SERVICE, L.L.C.

TWENTY GRAND OFFSHORE, L.L.C.

ZAPATA GULF MARINE, L.L.C.

5.16% Senior Note, Series 2013-C

Due November 17, 2025

No. CR-[ ]	[Date]
$[ ]	PPN:

FOR VALUE RECEIVED, the undersigned, TIDEWATER INC., CAJUN ACQUISITIONS, L.L.C., GULF FLEET SUPPLY VESSELS, L.L.C., HILLIARD OIL & GAS, INC., JAVA BOAT CORPORATION, POINT MARINE, L.L.C., QUALITY SHIPYARDS, L.L.C., S.O.P., INC., TIDEWATER CORPORATE SERVICES, L.L.C., TIDEWATER OFFSHORE (GP-1984), INC., TIDEWATER MARINE, L.L.C., TIDEWATER MARINE ALASKA, INC., TIDEWATER MARINE SAKHALIN, L.L.C., TIDEWATER MARINE WESTERN, INC., TIDEWATER MEXICO HOLDING, L.L.C., TIDEWATER VENTURE, INC., TWENTY GRAND (BRAZIL), L.L.C., TWENTY GRAND MARINE SERVICE, L.L.C., TWENTY GRAND OFFSHORE, L.L.C. AND ZAPATA GULF MARINE, L.L.C. (herein called the “Obligors”), jointly and severally, promise to pay to [        ], or registered assigns, the principal sum of $[            ] on November 17, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.16% per annum from the date hereof, payable semiannually, on May 15 and November 15 in each year, commencing on May 15, 2014, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole

Exhibit 1(c)

Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.16% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, National Association in New York, New York or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of September 30, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

If a Subsidiary Guaranty is in effect pursuant to the terms of the Note Purchase Agreement, payments of principal, interest and Make-Whole Amount, if any, on this Note and all other amounts due under the Note Purchase Agreement will be guaranteed by the Subsidiary Guarantors pursuant to the terms of a Subsidiary Guaranty.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Exhibit 1(c)

2

TIDEWATER INC.

By:
Name:
Title:

CAJUN ACQUISITIONS, L.L.C.
GULF FLEET SUPPLY VESSELS, L.L.C.
HILLIARD OIL & GAS, INC.
JAVA BOAT CORPORATION
POINT MARINE, L.L.C.
QUALITY SHIPYARDS, L.L.C.
S.O.P., INC.
TIDEWATER OFFSHORE (GP-1984), INC.
TIDEWATER MARINE, L.L.C.
TIDEWATER MARINE ALASKA, INC.
TIDEWATER MARINE SAKHALIN, L.L.C.
TIDEWATER MARINE WESTERN, INC.
TIDEWATER MEXICO HOLDING, L.L.C.
TIDEWATER VENTURE, INC.
TWENTY GRAND (BRAZIL), L.L.C.
TWENTY GRAND MARINE SERVICE, L.L.C.
TWENTY GRAND OFFSHORE, L.L.C.
ZAPATA GULF MARINE, L.L.C.

By:
Name:
Title:

TIDEWATER CORPORATE SERVICES, L.L.C.

By:
Name:
Title:

Exhibit 1(c)

3

EXHIBIT 1(d)

[FORM OF SUBSIDIARY GUARANTY]

THIS GUARANTY (this “Guaranty”) dated as of [            ], 20[ ] is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, TIDEWATER INC., a Delaware corporation (the “Company”) and certain of its Subsidiaries (together with the Company, the “Obligors”), and the initial Holders have entered into a Note Purchase Agreement dated as of September 30, 2013 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

WHEREAS, the Note Purchase Agreement provides for the issuance by the Obligors of $500,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement);

WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding capital stock or partnership interests of each Guarantor and, by virtue of such ownership and otherwise, each Guarantor will derive substantial benefits from the purchase by the Holders of the Obligors’ Notes;

WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders; and

WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Obligors’ Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

SECTION 1.  Definitions.  Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

SECTION 2.  Guaranty.  Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the

Exhibit 1(d)

Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Obligors under the Note Documents, and all other monetary obligations of the Obligors thereunder (including any attorneys’ fees and expenses), being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Obligors or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Obligors shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Obligors or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Obligors shall have any knowledge or notice thereof), including:

(a)     any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b)     any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

(c)     any failure, omission or delay on the part of the Obligors to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

Exhibit 1(d)

2

(d)    any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Obligors, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e)    any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f)    any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Obligors, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g)    any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h)    any merger or consolidation of the Obligors or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Obligors or any Guarantor to any other person;

(i)    any change in the ownership of any shares of capital stock of the Obligors or any change in the corporate relationship between the Obligors and any Guarantor, or any termination of such relationship;

(j)    any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

(k)    any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

Exhibit 1(d)

3

SECTION 4.  Full Recourse Obligations.  The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

SECTION 5.  Waiver.  Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Obligors of any breach or default by such Obligors with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Obligors or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

SECTION 6.  Subrogation, Contribution, Reimbursement or Indemnity.  Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Obligors or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Obligors which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Obligors to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

SECTION 7.  Effect of Bankruptcy Proceedings, etc.  This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Obligor or any other person, or upon or as a result of the appointment of a

Exhibit 1(d)

4

custodian, receiver, trustee or other officer with similar powers with respect to any Obligor or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against any Obligor or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8.  Term of Agreement.  This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until the earlier to occur of (i) such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full and (ii) such Guarantor is released by the Holders pursuant to Section 22.

SECTION 9.  Representations and Warranties.  Each Guarantor represents and warrants to each Holder that:

(a)    such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)    such Guarantor has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

(c)    this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    the execution, delivery and performance of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Indebtedness, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or

Exhibit 1(d)

5

by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect;

(e)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty;

(f)    except as disclosed in Section 5.8 of the Note Purchase Agreement, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a Material Adverse Effect;

(g)    such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

SECTION 10.  Notices.  All notices and communications provided for hereunder shall be in writing and sent by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or by registered or certified mail with return receipt requested (postage prepaid), or by a recognized overnight delivery service (with charges prepaid) (a) if to the Obligors or any Holder at the address set forth in the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

SECTION 11.  Survival.  All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

Exhibit 1(d)

6

SECTION 12.  Submission to Jurisdiction.

(a)    Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)    Each Guarantor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 12(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 10 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)     Nothing in this Section 12 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)    EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY, THE NOTE PURCHASE AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 13.  Miscellaneous.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the

Exhibit 1(d)

7

Required Holders. The section and paragraph headings in this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

[	]

By:
Name:
Title:

Exhibit 1(d)

8

FORM OF JOINDER TO SUBSIDIARY GUARANTY

The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of [    ], 20[ ] from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

(a)    the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b)    the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;

(c)    the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)    the execution, delivery and performance of this Joinder will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Indebtedness, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect;

(e)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Joinder;

Exhibit 1(d)

9

(f)    except as disclosed in writing to the Holders, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or (ii) that could reasonably be expected to have a Material Adverse Effect;

(g)    such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized Terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of                     ,             .

[Name of Guarantor]

By:
Name:
Title:

Exhibit 1(d)

10

EXHIBIT 4.4(a)

FORM OF OPINION OF COUNSEL

FOR THE OBLIGORS

The opinion of Jones Walker LLP, special counsel for the Obligors, shall be to the effect that:

1.         Each Obligor is validly existing and in good standing under the laws of its jurisdiction of incorporation, formation or organization, as applicable, and each Obligor has all requisite corporate or limited liability company power and authority, as the case may be, to (a) conduct its business substantially as described in the Private Placement Memorandum, (b) execute, deliver and perform its obligations under the Note Purchase Agreement and (c) issue and sell the Notes.

2.         The Note Purchase Agreement and the Notes (a) have been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of each Obligor, (b) have been duly executed and delivered by each Obligor and (c) constitute the legal, valid and binding obligations of each Obligor, enforceable against each Obligor in accordance with their terms.

3.         The Note Purchase Agreement and the Notes specify New York law to govern such documents. We are of the opinion that, if properly presented with the question, a state or federal court located in Louisiana would give effect to the choice of law stipulations in the Note Purchase Agreement and the Notes, unless (a) such court finds that the chosen jurisdiction’s own conflict of law principals dictate the application of another body of law or (b) the chosen law contravenes the public policy of the state whose law would otherwise be applicable absent the contractual choice of law.

4.        In the event a state or federal court located in Louisiana disregarded the contractual choice of New York law provided in the Note Purchase Agreement and the Notes, the Note Purchase Agreement and the Notes would nevertheless constitute the legal, valid and binding obligations of the Obligors, enforceable against the Obligors in accordance with their respective terms under Louisiana law.

5.        Based on the representations set forth in the Note Purchase Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

6.        No authorization, approval or consent of, and no designation, filing, declaration, registration and/or qualification with, any Governmental Authority is necessary or required in connection with the execution, delivery and performance by each Obligor of the Note Purchase Agreement or the offering, issuance and sale by the Obligors of the Notes.

7.        The issuance and sale of the Notes by the Obligors, the execution, delivery and performance by the Obligors of the terms and conditions of the Notes and the Note Purchase Agreement do not conflict with, or result in any breach or violation of any of the provisions of,

Exhibit 4.4(a)

or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Obligor pursuant to the provisions of (i) the certificate or articles of incorporation, formation or organization or bylaws, limited liability company agreement or operating agreement of any Obligor, (ii) any loan agreement to which any Obligor is a party or by which any of them or their property is bound, (iii) any other Material agreement or instrument filed as an exhibit by the Company under the Securities Exchange Act of 1934, as amended, to which any Obligor is a party or by which any of them or their property is bound, (iv) any Delaware General Corporation Law, the Delaware Limited Liability Company Act, the Texas Business Organizations Code or any Louisiana or federal law (including usury laws) or regulation applicable to any Obligor, or (v) to our knowledge, any order, writ, injunction or decree of any court or Governmental Authority applicable to any Obligor.

8.        Except as disclosed in Section 5.8 to the Note Purchase Agreement, to such counsel’s knowledge there are no actions, suits or proceedings pending, or threatened against, or affecting the any Obligor, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

9.        No Obligor is (i) a “public utility” as defined in the Federal Power Act, as amended, or (ii) an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

10.        The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

The opinions of Jones Walker LLP shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Obligors and with respect to matters governed by the laws of any jurisdiction other than the United States of America, the laws of the State of Louisiana or the Delaware General Corporation Law, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable. For purposes of its opinions as to enforceability in paragraphs 2 and 3, such counsel may assume that the Agreement and the Notes are governed by Louisiana law. The opinion shall state that subsequent transferees and assignees of the Notes may rely thereon.

Exhibit 4.4(a)

2

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The opinion of Foley & Lardner LLP, special counsel to the Purchasers, shall be to the effect that:

1.        The Company is a corporation organized and validly existing in good standing under the laws of the State of Delaware, with requisite corporate power and authority to enter into the Agreement and to issue and sell the Notes.

2.        The Agreement and the Notes have been duly authorized, executed and delivered by the Company and the Agreement and the Notes constitute the legal, valid and binding agreements of each Obligor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3.        Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

4.        The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement do not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

5.        No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Agreement or the Notes.

As to the due authorization, execution and delivery of the Notes and the Agreement by the Obligors other than the Company, Foley & Lardner LLP may rely on the opinion of Jones Walker LLP. The opinion of Foley & Lardner LLP shall state that the opinion of Jones Walker LLP, delivered to you pursuant to the Agreement, is satisfactory in form and scope Foley & Lardner LLP, and, in its opinion, the Purchasers are justified in relying thereon. The opinion shall state that subsequent transferees and assignees of the Notes may rely thereon. The opinion also shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

Exhibit 4.4(b)